As filed with the Securities and Exchange Commission on October 17, 2008

1933 Act File No. 002-97596
1940 Act File No. 811-04297

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ___ [   ]
Post-Effective Amendment No. 69 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 70 [X]

VAN ECK FUNDS
(Exact Name of Registrant as Specified in Charter)

99 Park Avenue
New York, New York 10016
(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 293-2000

Joseph J. McBrien, Esq.
Van Eck Associates Corporation
99 Park Avenue
New York, New York 10016
(Name and Address of Agent for Service)

Copy to:
Philip H. Newman, Esq.
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[   ] on __________ pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on __________ pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VAN ECK FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Class A and Class C shares of the Absolute Return Fund

Prospectus for Class I shares of the Absolute Return Fund

Combined Statement of Additional Information for Class A, Class C and Class I shares of the Absolute Return Fund

Part C - Other Information

Signature Page

Exhibits

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated October 17, 2008

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that may significantly affect the Fund’s performance.

•

Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, when available, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

www.vaneck.com

SEC REGISTRATION NUMBER: 811-04297

PROSPECTUS

[     ] , 2 0 0 8

Van Eck Funds

Absolute Return Fund

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

ABSOLUTE RETURN FUND

[TO BE UPDATED]

I.	Absolute Return Fund	3

	Investment objective, principal investment strategies, the Sub-Advisers, absolute return strategies, other investment strategies, principal risks, Fund performance, fees and expenses, fund expenses

II.	Additional investment strategies	17

	Other investments, investment policies, investment techniques and risks, portfolio holdings information

III.	Shareholder Information	22

IV.	How the Fund is managed	32

	Management of the Fund and Fund expenses, taxes, how Fund shares are priced, shareholder information

I. ABSOLUTE RETURN FUND

VAN ECK FUNDS (THE “TRUST”), IS A REGISTERED INVESTMENT COMPANY COMPRISED OF FOUR SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: ABSOLUTE RETURN FUND (THE “FUND”). OTHER SERIES (EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND INTERNATIONAL INVESTORS GOLD FUND) ARE OFFERED IN A SEPARATE PROSPECTUS. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE “ADVISER”) TO EACH SERIES OF THE TRUST.

EACH SERIES OF THE TRUST OFFERS THREE CLASSES OF SHARES: CLASS A, CLASS C AND CLASS I. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE FUND’S CLASS A AND CLASS C SHARES. A SEPARATE PROSPECTUS OFFERS INFORMATION REGARDING THE FUND’S CLASS I SHARES. THE FUND’S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

INVESTMENT OBJECTIVE

The Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund’s objective is fundamental and may only be changed with the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by allocating its assets among investment sub-advisers (the “Sub-Advisers”) with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as “hedge funds” and/or other accounts, as well as investing directly in affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds (“ETFs”), which employ a variety of investment strategies, including absolute return strategies (the “Underlying Funds”).

Absolute return strategies are intended to provide absolute (positive) returns in all markets by exploiting disparities or inefficiencies in markets, geographical areas and companies, taking advantage of anticipated price movements up and/or down of securities and markets, or benefiting from cyclical relationships or special situations (such as reorganizations). The major absolute return strategies that may be employed by the Sub-Advisers and certain Underlying Funds include:

LONG-ONLY EQUITY STRATEGIES: A long-only strategy seeks to invest in securities that are believed to have appreciation potential. These strategies may concentrate in certain markets, industries or geographical areas.

SHORT-ONLY EQUITY STRATEGIES: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit.

3

LONG/SHORT EQUITY STRATEGIES: A Long/short strategy seeks to have a net long or a net short exposure to the market, based upon the expectations of the managers as to market trends.

MARKET NEUTRAL EQUITY STRATEGIES: A market neutral strategy typically combines long and short positions in the same portfolio, to seek to decrease its exposure to market risk. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential.

DISTRESSED SECURITIES STRATEGIES: A distressed securities strategy seeks to invest in the debt, equity, or trade claims of issuers in financial distress, when managers perceive a turnaround will materialize.

FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: A fixed-income and/or high-yield strategy seeks to take advantage of deeply discounted debt securities of issuers that appear to have significant upside potential.

EVENT DRIVEN STRATEGIES: An event-driven strategy seeks to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spin-off, or other special situation.

RELATIVE VALUE/ARBITRAGE STRATEGIES: Relative value/arbitrage strategies attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. These strategies may include:

PAIRS TRADING: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the correlation breaks down, i.e., one stock trades up while the other traded down, a manager may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

CONVERTIBLE ARBITRAGE: Hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company.

FIXED INCOME OR INTEREST RATE ARBITRAGE: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

CYCLICAL TRADING STRATEGIES: Designed to benefit from cyclical relationships between certain market indices, sectors and security types.

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive returns when the major financial market indices experience difficulty. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

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ABSOLUTE RETURN FUND

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Fund’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Fund has entered into sub-advisory agreements with the following [five] Sub-Advisers investing in multiple styles, each of whose investment style is described below:

•	[Analytic Investors, LLC primarily employs long only and long/short market neutral strategies.]

•	[Explorer Alternative Management, LLC employs [to come].]

•	[Lazard Asset Management LLC employs a global asset allocation investment strategy.]

•	[Martingale Asset Management, L.P. employs a long/short market neutral equity strategy.]

•	[PanAgora Asset Management, Inc. employs a fixed income long/short strategy.]

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities the Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

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The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions or to enable the Fund to implement an investment strategy quickly. To the extent that the Fund takes a temporary defensive position, it will not be pursuing its objective.

FOR MORE INFORMATION ABOUT INVESTMENT STRATEGIES AND ASSOCIATED RISKS, SEE THE “ADDITIONAL INVESTMENT STRATEGIES” SECTION.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.

STRATEGIES

Definition

The Fund, the Sub-Advisers and certain of the Underlying Funds will use aggressive investment strategies, including absolute return strategies, that are riskier than those used by typical mutual funds.

Risk

If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you invested in another mutual fund that did not invest aggressively. Given the Fund’s emphasis on aggressive strategies and investment techniques, and the possible concentration of the Fund’s assets in certain sectors and geographical regions, an investment in the Fund should be considered part of an overall investment program, rather than a complete investment program. Because the Fund’s investment selections are designed to achieve low correlation with securities markets, the return and net asset value of the Fund may deviate from overall market returns to a greater degree than those of traditional mutual funds.

ARBITRAGE TRADING RISKS

Definition	The Sub-Advisers may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.

Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

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ABSOLUTE RETURN FUND

BORROWING AND LEVERAGE RISK

Definition

Borrowing to invest more is called “leverage.” The Fund may borrow, provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The Fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to more than one-third as stated above, including by selling securities, even if the sale hurts the Fund’s investment performance.

Risk

Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COMMON STOCKS

Definition	Are securities representing equity ownership in a corporation.

Risk

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.

Risk

The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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DERIVATIVES

Definition

A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The Fund uses derivatives to offset other investments with the aim of reducing risk—that is called “hedging.” The Fund also invests in derivatives for their investment value.

Risk

Derivatives bear special Risks by their very nature. First, the Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with “leverage”—by borrowing—an unanticipated price move might result in the Fund losing more than its original investment. For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the Fund’s SAI.

DEFENSIVE INVESTING

Definition

A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high grade commercial paper, and repurchase agreements. At such times, the Fund may have all of its assets invested in a single country or currency.

Risk

When the Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Fund may not achieve its investment objective during periods of defensive investing.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreements—not through publicly traded shares or interests. Direct investments may involve high Risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

Risk

A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

8

ABSOLUTE RETURN FUND

DISTRESSED SECURITIES

Definition	Securities of issuers, which have defaulted on their obligations or have filed for bankruptcy protection or are trading at prices that suggest a significant possibility of default.

Risk

Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants and may recover only a small percentage of its investment or have the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund’s claims may result in losses as well. Distressed securities may be illiquid.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries. (See “Foreign Securities” below for basic information on foreign investment risks.)

Risk

Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN INVESTING

Definition

Companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spinoffs, reorganizations, bankruptcies and similar transactions; or markets or companies in the midst of a period of economic or political instability.

Risk

The transaction in which such business enterprise is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

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FIXED-INCOME SECURITIES

Definition

Fixed-income securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Fixed-income securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

Risk

Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different—and less revealing—than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled “Taxes” in the SAI).

Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

Russia: The Fund will invests only in those Russian companies whose registrars have contracted to allow the Fund’s Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

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ABSOLUTE RETURN FUND

INVESTMENTS IN UNDERLYING FUNDS

Definition	The performance and risks of the Fund will directly correspond to the performance and risks of the Underlying Funds in which it invests and the securities held by the Underlying Funds.

Risk

To the extent that the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund. The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades. Because the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds. As the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratios of the Underlying Funds change, the average operating expenses borne by the Fund may increase or decrease.

LOW RATED FIXED-INCOME SECURITIES (“JUNK BONDS”)

Definition	Debt securities, foreign and domestic, rated “below investment grade” by ratings services.

Risk

These securities are also called “junk bonds.” In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the Risk of untimely payment. By Definition, they involve more Risk of default than do higher-rated issues.

Additionally, evaluating credit Risk for non-U.S. debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. The market for international, non-investment grade debt securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which securities are sold. In addition, adverse publicity and investor perceptions about international, non-investment grade debt securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such securities.

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MULTIPLE INVESTMENT SUB-ADVISERS

Definition	A “Sub-Adviser” is defined above.

Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or affected by factors or events that the Sub-Adviser failed to consider or anticipate. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION RISK

Definition	Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

Risk

Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

PORTFOLIO TURNOVER

Definition

The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund’s portfolio turnover rates during recent fiscal years.

Risk

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on “Distributions” and “Tax Consequences.”

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ABSOLUTE RETURN FUND

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, then sells it.

Risk

If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also “short-against-the-box”, which is a short sale of a security that the Fund owns, for tax or other purposes. If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

SWAP AGREEMENTS

Definition

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The Fund calculates it obligations under the swap on the net amount to be paid or received based on the relative values of the positions held by each party. Swaps do not involve the delivery of securities, other underlying assets or principal.

Risk

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counterparty.

Other Risks

The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments. For more information about these risks, see the “Additional Risk Information” section.

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ABSOLUTE RETURN FUND PERFORMANCE

No performance history is available for the Fund as it has not yet commenced operations.

14

ABSOLUTE RETURN FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

Absolute Return Fund Shareholder Expenses (fees paid directly from your investment)

	CLASS A	CLASS C

Maximum Sales Charge (imposed on purchases as a percentage of offering price)	[—]%	[—]%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value or purchase price)	[—]%	[—]%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)*
Management Fees	[—]%	[—]%
Distribution and/or Service (12b-1) Fees	[—]%	[—]%
Other Expenses	[—]%	[—]%
Acquired fees and expenses (AFFE)(1)	[—]%	[—]%
Total Annual Fund Operating Expenses(2)(3)	[—]%	[—]%
Fees/Expenses Waived or Reimbursed(4)	[—]%	[—]%
Net Annual Fund Operating Expenses(2)(5)	[—]%	[—]%

[1]	“Acquired fund fees and expenses” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in Underlying Funds.

[2]

The Total and Net Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in Underlying Funds (i.e., AFFE).

[3]

The Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed [   ]% of average daily net assets at least until April 30, 2009. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in Underlying Funds. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

[4]

The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. Acquired (Underlying) Fund Fees and Expenses is an estimated annualized expense ratio of the Underlying Funds, based upon the allocation of the Fund’s assets among the Underlying Funds at fiscal year end and the historical expense ratio of the Underlying Funds based upon their most recent fiscal period, which are stated on a net basis. The actual indirect expenses incurred by a shareholder will vary based upon the Fund’s actual allocation of its assets among the Underlying Funds and the actual expenses of the Underlying Funds. Certain of the Underlying Funds have agreed to expense limitations that may be in effect for varying periods.

[5]	Excluding dividends paid on securities sold short expense and AFFE, the Total Net Annual Fund Operating Expenses would be [ ]%.

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ABSOLUTE RETURN FUND EXPENSES

EXPENSE EXAMPLE

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

Expense Example

	1 Year	3 Year	5 Year	10 Year
Class A	$[—]	$[—]	$[—]	$[—]
Class C	$[—]	$[—]	$[—]	$[—]*
You would pay the following expenses if you did not redeem your shares
Class A	$[—]	$[—]	$[—]	$[—]
Class C	$[—]	$[—]	$[—]	$[—]*

*	Class C shares automatically convert to Class A shares after year eight.

FUND EXPENSES

The Fund bears all expenses of its own operations, other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust on behalf of the Fund. The Adviser may, from time to time, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund. The fees of the Sub-Advisers are paid by the Adviser.

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II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

Definition	Represent securitized pools of consumer loans and other assets unrelated to mortgages.

Risk

Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors.

Rates of prepayment that are faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

Definition	These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities.

Risk

CMOs are subject to the Risks associated with other debt securities. In addition, like other asset- backed securities, CMOs are subject to the Risk of prepayment. Please refer to the “asset- backed securities” section above for other Risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

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COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

Definition

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

FOREIGN CURRENCY TRANSACTIONS

Definition	The money issued by foreign governments; the contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

Risk

Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see “Derivatives,” above).

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ADDITIONAL INVESTMENT STRATEGIES

INDEXED COMMERCIAL PAPER

Definition

For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

Risk

Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

LACK OF RELIABLE FINANCIAL INFORMATION

Definition	Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

Risk

There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

Definition

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

Risk	If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

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MARKET RISK

Definition

Market Risk is a Risk common to the entire class of assets. An investment in the Fund involves “Market Risk”—the Risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

Risk

Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

Definition	An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

Risk

Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as “market timing,” the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, the Fund may incur additional expenses, the Fund’s portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

PARTLY PAID SECURITIES

Definition	Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.”

Risk

The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REPURCHASE AGREEMENTS

Definition

In a repurchase agreement (a “repo”), the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

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ADDITIONAL INVESTMENT STRATEGIES

Risk	There is a risk of a counterparty defaulting on a “repo,” which may result in the Fund losing money.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

Definition

Companies with a market capitalization below that of the top 200 companies by market capitalization principally traded in the U.S. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.

Risk

Investments in securities of small and medium-sized companies involve greater Risk than is customarily associated with investing in more established companies. These companies’ stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

WHEN-ISSUED DEBT SECURITIES

Definition	Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

Risk

Principal and interest of a when-issued security may vary during the period between purchase and delivery so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

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III. SHAREHOLDER INFORMATION

HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES; HOW TO CHOOSE A CLASS OF SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUND. (SEE THE SAI FOR ADDITIONAL INFORMATION).

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT, DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck’s Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION — PROCEEDS BY CHECK 1-800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION — PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

▲	Fund and account number.

▲	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

▲	Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning

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SHAREHOLDER INFORMATION

authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

▲	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

▲	The redemption is for $50,000 or more.

▲	The redemption amount is wired.

▲	The redemption amount is paid to someone other than the registered owner.

▲	The redemption amount is sent to an address other than the address of record.

▲	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and shares of other series of Van Eck Funds of the same Class without any additional sales charge. (Shares originally purchased into the money market fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class C shares are exempt from the redemption sales charge. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Market Timing Limits” and “Unauthorized Telephone Requests” below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:

▲	The fund and account number to be exchanged out of.

▲	The fund to be exchanged into.

▲	Directions to exchange “all shares” or a specific number of shares or dollar amount.

▲

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

CERTIFICATES

Certificates are not issued for shares of the Fund.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

REDEMPTIONS IN KIND

The Fund reserves the right to redeem its shares “in kind.” A description of “in kind” redemptions can be found in the SAI.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Fund’s Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolios and may increase Fund expenses and negatively impact the Fund’s performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively

23

illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.

The Fund discourages frequent exchanges, purchases and redemptions of shares by its shareholders, and will not make special arrangements to accommodate such transactions in the Fund’s shares. The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to the Fund.

Consistent with this policy, shareholders of the Fund are limited to six exchanges out of an account per calendar year. Periodic exchanges out as a result of an automatic exchange plan are exempt from this limitation. Also exempt are exchanges out that are the result of an automatic conversion from Class C to Class A, a merger of the Fund with another fund, or activity to correct a transaction made in error. The Adviser may waive this limitation in cases when its enforcement would result in significant hardship (create a financial burden when there is no evidence of market timing) to a shareholder.

In addition to the limitation on frequent exchanges, the Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain threshold criteria established by the Fund, and making inquiries with respect to such trades. If a transaction and/or Fund account is refused due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling the Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) require all prospective intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies. Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges, purchases and redemptions made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices and the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

24

SHAREHOLDER INFORMATION

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in five consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

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In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Fund’s Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. No money market fund is available for exchange with Class C or Class I shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered only to eligible institutional investors, as specifically described in a separate prospectus.

You should review information relating to share class expenses with your financial intermediary prior to purchasing shares of the Fund.

▲

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more, according to the schedule below. The 12b-1 fee is 0.25% annually.

▲

CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (CDRC) of 1.00% on all redemptions during the first 12 months after purchase. The 12b-1 fee is 1.00% annually.

▲

CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I shares, you must be either an institutional investor that is making or has made an initial investment of at least $1 million or an Employer-Sponsored Retirement Plan with plan assets of $3 million or more. For more information on the Class I shares, please see the separate prospectus for Class I.

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SHAREHOLDER INFORMATION

3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Class A Shares Sales Charges

	Sales Charge as a Percentage of

Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents*
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.30%	4.25%
$50,000 to $99,999	4.50%	4.70%	3.90%
$100,000 to $249,999	3.00%	3.10%	2.60%
$250,000 to $499,999	2.50%	2.60%	2.20%
$500,000 to $999,999	2.00%	2.00%	1.75%
$1,000,000 and over	None **

*	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

**	The Distributor may pay a Finder’s Fee of up to 1% to eligible brokers and agents on qualified commissionable purchases at or above the $1 Million breakpoint. For details, contact the Distributor.

Class C Shares Sales Charges

Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†
First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

†	Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.

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REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on its website at www.vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

Letter of Intent

If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Investment Advisers, Financial Planners and Bank Trust Departments

Investment advisers, financial planners, bank trust departments that meet certain requirements and are compensated by asset-based fees or similar programs offered without a sales charge may buy without a sales charge on behalf of their clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another Series of the Trust within 30 days without a sales charge (excluding the money market fund). Reinvestment into the same Fund within 30 days is considered a “wash sale” by the IRS and cannot be declared as a capital loss or gain for tax purposes.

28

SHAREHOLDER INFORMATION

FOR CLASS C SHARES

Death or Disability

The CDRC may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

Certain Retirement Distributions

The CDRC may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 70½. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

Conversion Feature

After eight years, Class C shares of the Fund will convert automatically to Class A shares of the respective Fund with no initial sales charge.

The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non-business day).

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:
Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at capital gain rates. Tax regulations are subject to change.

29

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss.

An exchange of shares from one fund in the Van Eck family of funds to another fund will be treated as a sale and purchase of fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these dividends U.S. source income. Short term capital gains, if any, may be subject to withholding. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7.DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gains distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule

Fund	Dividends and Short-Term Capital Gains	Distribution of Long-Term Capital Gains
Absolute Return Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in another Van Eck Fund that offers Class A shares. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

30

SHAREHOLDER INFORMATION

8. MANAGEMENT OF THE FUND

31

IV. HOW THE FUND IS MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE SUB-ADVISERS, THE PORTFOLIO MANAGERS THE DISTRIBUTOR, THE CUSTODIAN, TAXES, HOW FUND SHARES ARE PRICED AND SHAREHOLDER INQUIRIES.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust (together, the “Funds” and each a “Fund”), the Boards of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Boards and the Adviser are currently working to resolve outstanding issues relating to these matters.

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is located at 99 Park Avenue, New York, NY 10016. The Adviser has been an investment adviser since 1955 and also acts as adviser to private investment funds and as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. As of [                    ], 2008, the Adviser’s assets under management were approximately $[     ] billion.

FEES PAID TO THE ADVISER

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser a monthly fee at an annual rate of [     ]% of the Fund’s average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

SUB-ADVISERS

The Fund has agreements with [five] Sub-Advisers.

[Analytic Investors, LLC, (“Analytic”) Biltmore Tower, 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, formed in 1970, an investment adviser

32

HOW THE FUND IS MANAGED

registered with the SEC, is wholly owned by Old Mutual plc. As of [ __ ] assets under management totaled approximately $[ __ ] billion.]

[Explorer Alternative Management, LLC (“Explorer”) [to come].]

[Lazard Asset Management LLC, (“LAM”) 30 Rockefeller Plaza, New York, NY 10112, is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. As of [ __ ], assets under management were [ __ ] billion.]

[Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116, formed in 1987, is owned by 11 employee-partners (William E. Jacques, Alan Strassman and Arnold S. Wood each own in excess of 5%) and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of [ __ ], assets under management totaled approximately [ __ ] billion.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Putnam Investments. As of [ __ ] assets under management totaled nearly $[ __ ] billion.]

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and Risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

PORTFOLIO MANAGERS

The following Portfolio Manager manages the portion of the Fund’s assets that are not allocated to the Sub-Advisers:

ADVISER:

The portfolio manager who currently is responsible for the day-to-day management of the Fund’s assets not allocated to the Sub-Advisers is Hao-Hung (Peter) Liao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Prior to Mr. Liao’s current role of portfolio manager to certain funds, Mr. Liao served as investment analyst for the Fund where his role included manager review, performance attribution, changes in manager mandates and risk management. In addition to serving as a portfolio manager for the Fund, Mr. Liao serves as the portfolio manager of 13 portfolios of the Market Vectors ETF Trust and the Worldwide Absolute Return Fund, a series of the Van Eck Worldwide Insurance Trust. Mr. Liao does not manage any other accounts of any type for the Adviser. See the Fund’s SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

The following Portfolio Managers manage the portion of the Fund’s assets assigned to each active Sub-Adviser:

ANALYTIC:

[Dennis Bein. Mr. Bein is Analytic’s Chief Investment Officer and a member of Analytic’s management committee. Prior to joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group’s investment consulting subsidiary. He consulted with pension fund managers on investment objective Definition, asset allocation analysis, and

33

manager performance evaluation. Mr. Bein received an MBA from the Anderson Graduate School of Management at the University of California, Riverside. He completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR), the Institute of Chartered Financial Analysts (ICFA) and the Los Angeles Society of Financial Analysts (LASFA). Mr. Bein currently serves as the co-portfolio manager for this portion of the Fund’s assets.

Steve Sapra. Mr. Sapra is a portfolio manager and responsible for the ongoing research effort for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of such accounts. Prior to joining Analytic in 1999, Mr. Sapra was employed as a Senior Consultant at BARRA, Inc. in Berkley, CA. He consulted with investment managers in the area of Risk control and strategy implementation. Mr. Sapra received an MA in Economics from the University of Southern California and a BA in Economics from California State Polytechnic University, Pomona, and is a Chartered Financial Analyst. Mr. Bein currently serves as the coportfolio manager for this portion of the Fund’s assets.]

LAM:
[David Cleary, CFA
Managing Director, Portfolio Manager
Lazard Asset Management LLC (New York)

David R. Cleary is a Managing Director of Lazard and is currently responsible for the management of the Lazard Capital Allocator Series (“LCAS”). The LCAS is a global tactical asset allocation investment product, which implements portfolio themes primarily through index and index-like investment vehicles, such as ETFs. David works on asset allocation modeling and total portfolio risk management for high net worth taxable clients, foundations and endowments and other institutions. He sits on the firm’s Investment Advisory Board. In addition to asset allocation, David manages client relationships and develops new business opportunities. Previously, he spent nine years as a Fixed Income Senior Portfolio Manager at Lazard with a focus on risk control, sector allocation and total portfolio management. David began working in the investment field in 1987. Prior to joining Lazard in 1994, David worked as a Portfolio Manager with Union Bank of Switzerland and an Assistant Treasurer with IBJ Schroeder, both primarily in fixed income asset management. He has a BS from Cornell University. David is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

Christopher Komosa, CFA
Senior Vice President, Portfolio Manager/Analyst
Lazard Asset Management LLC (New York)

Christopher Komosa is a Senior Vice President of Lazard Asset Management LLC and a Portfolio Manager/Analyst in the Private Client Group. He is part of the team that manages the Capital Allocator Series, an investment product that invests in equity and fixed income markets globally. He began working in the investment field in 1992. Prior to joining Lazard in 2006, Chris held positions as a portfolio manager at Permal Asset Management and Pinnacle International Management. Previously he was a hedge fund manager/analyst at Caxton Associates and Graham Capital. Christopher has an MBA from the Darden School at the University of Virginia and a BA in Economics from Washington and Lee University. He is a member of CFA Institute.]

[Portfolio Manager Information for Other Sub-Advisers To Come]

THE DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the “Distributor”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”), has entered into a Distribution Agreement with the Trust for distributing shares of the Fund. The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of

34

HOW THE FUND IS MANAGED

the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund. The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise.

These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios.

The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN
State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

THE TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP Five Times Square, New York, NY 10036

COUNSEL
Goodwin Procter LLP One Exchange Place Boston, Massachusetts 02109

35

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated October 17, 2008

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus. Additional information about the investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that may significantly affect the Fund’s performance.

•

Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, when available, the SAI, or other information about the Fund.

•

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

•

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROSPECTUS

[     ] , 2 0 0 8

Van Eck Funds

Absolute Return Fund

Class I (Institutional Class)

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

www.vaneck.com

SEC REGISTRATION NUMBER: 811-04297

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

ABSOLUTE RETURN FUND

[TO BE UPDATED]

I.	Absolute Return Fund	3

	Investment objective, principal investment strategies, the Sub-Advisers, absolute return strategies, other investment strategies, principal risks, Fund performance, fees and expenses, fund expenses

II.	Additional investment strategies	17

	Other investments, investment policies, investment techniques and risks, portfolio holdings information

III.	Shareholder Information	22

IV.	How the Fund is managed	30

	Management of the Fund and Fund expenses, taxes, how Fund shares are priced, shareholder information

I. ABSOLUTE RETURN FUND

VAN ECK FUNDS (THE “TRUST”), IS A REGISTERED INVESTMENT COMPANY COMPRISED OF FOUR SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO ONE SERIES OF THE TRUST: ABSOLUTE RETURN FUND (THE “FUND”). OTHER SERIES (EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND INTERNATIONAL INVESTORS GOLD FUND) ARE OFFERED IN A SEPARATE PROSPECTUS. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE “ADVISER”) TO EACH SERIES OF THE TRUST.

EACH SERIES OF THE TRUST OFFERS THREE CLASSES OF SHARES: CLASS A, CLASS C AND CLASS I. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE FUND’S CLASS I SHARES. A SEPARATE PROSPECTUS OFFERS INFORMATION REGARDING THE FUND’S CLASS A AND CLASS C SHARES. THE FUND’S SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

THIS SECTION INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

INVESTMENT OBJECTIVE

The Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund’s objective is fundamental and may only be changed with the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by allocating its assets among investment sub-advisers (the “Sub-Advisers”) with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as “hedge funds” and/or other accounts, as well as investing directly in affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds (“ETFs”), which employ a variety of investment strategies, including absolute return strategies (the “Underlying Funds”).

Absolute return strategies are intended to provide absolute (positive) returns in all markets by exploiting disparities or inefficiencies in markets, geographical areas and companies, taking advantage of anticipated price movements up and/or down of securities and markets, or benefiting from cyclical relationships or special situations (such as reorganizations). The major absolute return strategies that may be employed by the Sub-Advisers and certain Underlying Funds include:

LONG-ONLY EQUITY STRATEGIES: A long-only strategy seeks to invest in securities that are believed to have appreciation potential. These strategies may concentrate in certain markets, industries or geographical areas.

SHORT-ONLY EQUITY STRATEGIES: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit.

3

LONG/SHORT EQUITY STRATEGIES: A Long/short strategy seeks to have a net long or a net short exposure to the market, based upon the expectations of the managers as to market trends.

MARKET NEUTRAL EQUITY STRATEGIES: A market neutral strategy typically combines long and short positions in the same portfolio, to seek to decrease its exposure to market risk. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential.

DISTRESSED SECURITIES STRATEGIES: A distressed securities strategy seeks to invest in the debt, equity, or trade claims of issuers in financial distress, when managers perceive a turnaround will materialize.

FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: A fixed-income and/or high-yield strategy seeks to take advantage of deeply discounted debt securities of issuers that appear to have significant upside potential.

EVENT DRIVEN STRATEGIES: An event-driven strategy seeks to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spin-off, or other special situation.

RELATIVE VALUE/ARBITRAGE STRATEGIES: Relative value/arbitrage strategies attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. These strategies may include:

PAIRS TRADING: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the correlation breaks down, i.e., one stock trades up while the other traded down, a manager may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

CONVERTIBLE ARBITRAGE: Hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company.

FIXED INCOME OR INTEREST RATE ARBITRAGE: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

CYCLICAL TRADING STRATEGIES: Designed to benefit from cyclical relationships between certain market indices, sectors and security types.

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive returns when the major financial market indices experience difficulty. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

4

ABSOLUTE RETURN FUND

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Fund’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Fund has entered into sub-advisory agreements with the following [five] Sub-Advisers investing in multiple styles, each of whose investment style is described below:

•	[Analytic Investors, LLC primarily employs long only and long/short market neutral strategies.]

•	[Explorer Alternative Management, LLC employs [to come].]

•	[Lazard Asset Management LLC employs a global asset allocation investment strategy.]

•	[Martingale Asset Management, L.P. employs a long/short market neutral equity strategy.]

•	[PanAgora Asset Management, Inc. employs a fixed income long/short strategy.]

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities the Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

5

The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions or to enable the Fund to implement an investment strategy quickly. To the extent that the Fund takes a temporary defensive position, it will not be pursuing its objective.

FOR MORE INFORMATION ABOUT INVESTMENT STRATEGIES AND ASSOCIATED RISKS, SEE THE “ADDITIONAL INVESTMENT STRATEGIES” SECTION.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.

STRATEGIES

Definition

The Fund, the Sub-Advisers and certain of the Underlying Funds will use aggressive investment strategies, including absolute return strategies, that are riskier than those used by typical mutual funds.

Risk

If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you invested in another mutual fund that did not invest aggressively. Given the Fund’s emphasis on aggressive strategies and investment techniques, and the possible concentration of the Fund’s assets in certain sectors and geographical regions, an investment in the Fund should be considered part of an overall investment program, rather than a complete investment program. Because the Fund’s investment selections are designed to achieve low correlation with securities markets, the return and net asset value of the Fund may deviate from overall market returns to a greater degree than those of traditional mutual funds.

ARBITRAGE TRADING RISKS

Definition	The Sub-Advisers may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.

Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

6

ABSOLUTE RETURN FUND

BORROWING AND LEVERAGE RISK

Definition

Borrowing to invest more is called “leverage.” The Fund may borrow, provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The Fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to more than one-third as stated above, including by selling securities, even if the sale hurts the Fund’s investment performance.

Risk

Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COMMON STOCKS

Definition	Are securities representing equity ownership in a corporation.

Risk

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.

Risk

The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

7

DERIVATIVES

Definition

A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The Fund uses derivatives to offset other investments with the aim of reducing risk—that is called “hedging.” The Fund also invests in derivatives for their investment value.

Risk

Derivatives bear special Risks by their very nature. First, the Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with “leverage”— by borrowing—an unanticipated price move might result in the Fund losing more than its original investment. For a complete discussion of the kinds of derivatives in which the Fund may invest, and of their risks, please see the Fund’s SAI.

DEFENSIVE INVESTING

Definition

A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high grade commercial paper, and repurchase agreements. At such times, the Fund may have all of its assets invested in a single country or currency.

Risk

When the Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Fund may not achieve its investment objective during periods of defensive investing.

DIRECT INVESTMENTS

Definition

Investments made directly with an enterprise through a shareholder or similar agreements—not through publicly traded shares or interests. Direct investments may involve high Risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

Risk

A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

8

ABSOLUTE RETURN FUND

DISTRESSED SECURITIES

Definition	Securities of issuers, which have defaulted on their obligations or have filed for bankruptcy protection or are trading at prices that suggest a significant possibility of default.

Risk

Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants and may recover only a small percentage of its investment or have the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund’s claims may result in losses as well. Distressed securities may be illiquid.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries. (See “Foreign Securities” below for basic information on foreign investment risks.)

Risk

Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN INVESTING

Definition

Companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spinoffs, reorganizations, bankruptcies and similar transactions; or markets or companies in the midst of a period of economic or political instability.

Risk

The transaction in which such business enterprise is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

9

FIXED-INCOME SECURITIES

Definition

Fixed-income securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Fixed-income securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.

Risk

All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

Risk

Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different—and less revealing—than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled “Taxes” in the SAI).

Some of these risks may be reduced when the Fund invests indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

Russia: The Fund will invests only in those Russian companies whose registrars have contracted to allow the Fund’s Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

10

ABSOLUTE RETURN FUND

INVESTMENTS IN UNDERLYING FUNDS

Definition	The performance and risks of the Fund will directly correspond to the performance and risks of the Underlying Funds in which it invests and the securities held by the Underlying Funds.

Risk

To the extent that the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund. The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades. Because the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds. As the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratios of the Underlying Funds change, the average operating expenses borne by the Fund may increase or decrease.

LOW RATED FIXED-INCOME SECURITIES (“JUNK BONDS”)

Definition	Debt securities, foreign and domestic, rated “below investment grade” by ratings services.

Risk

These securities are also called “junk bonds.” In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the Risk of untimely payment. By Definition, they involve more Risk of default than do higher-rated issues.

Additionally, evaluating credit Risk for non-U.S. debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. The market for international, non-investment grade debt securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which securities are sold. In addition, adverse publicity and investor perceptions about international, non-investment grade debt securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such securities.

11

MULTIPLE INVESTMENT SUB-ADVISERS

Definition	A “Sub-Adviser” is defined above.

Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. In addition, Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or affected by factors or events that the Sub-Adviser failed to consider or anticipate. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION RISK

Definition	Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

Risk

Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

PORTFOLIO TURNOVER

Definition

The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund’s portfolio turnover rates during recent fiscal years.

Risk

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on “Distributions” and “Tax Consequences.”

12

ABSOLUTE RETURN FUND

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, then sells it.

Risk

If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also “short-against-the-box”, which is a short sale of a security that the Fund owns, for tax or other purposes. If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

SWAP AGREEMENTS

Definition

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The Fund calculates it obligations under the swap on the net amount to be paid or received based on the relative values of the positions held by each party. Swaps do not involve the delivery of securities, other underlying assets or principal.

Risk

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counterparty.

Other Risks

The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments. For more information about these risks, see the “Additional Risk Information” section.

13

ABSOLUTE RETURN FUND PERFORMANCE

No performance history is available for the Fund as it has not yet commenced operations.

14

ABSOLUTE RETURN FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

Absolute Return Fund
Shareholder Expenses (fees paid directly from your investment)

CLASS I

Maximum Sales Charge (imposed on purchases as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)*
Management Fees	[—]%
Other Expenses	[—]%
Acquired fees and expenses (AFFE)(1)	[—]%
Total Annual Fund Operating Expenses	[—]%
Fees/Expenses Waived or Reimbursed	[—]%
Net Annual Fund Operating Expenses(2)(3)	[—]%

[1]	“Acquired fund fees and expenses” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in Underlying Funds.

[2]

The Total and Net Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in Underlying Funds (i.e., AFFE).

[3]

The Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed [    ]% of average daily net assets at least until April 30, 2009.

15

ABSOLUTE RETURN FUND EXPENSES

EXPENSE EXAMPLE

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

Expense Example

	1 Year	3 Year	5 Year	10 Year
Class I	$[—]	$[—]	$[—]	$[—]
You would pay the following expenses if you did not redeem your shares
Class I	$[—]	$[—]	$[—]	$[—]

FUND EXPENSES

The Fund bears all expenses of its own operations, other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust on behalf of the Fund. The Adviser may, from time to time, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund. The fees of the Sub-Advisers are paid by the Adviser.

16

II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

ASSET-BACKED SECURITIES

Definition	Represent securitized pools of consumer loans and other assets unrelated to mortgages.

Risk

Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Fund to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors.

Rates of prepayment that are faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

Definition	These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities.

Risk

CMOs are subject to the Risks associated with other debt securities. In addition, like other asset- backed securities, CMOs are subject to the Risk of prepayment. Please refer to the “asset- backed securities” section above for other Risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

17

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

Definition

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

FOREIGN CURRENCY TRANSACTIONS

Definition	The money issued by foreign governments; the contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

Risk

Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see “Derivatives,” above).

18

ADDITIONAL INVESTMENT STRATEGIES

INDEXED COMMERCIAL PAPER

Definition

For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

Risk

Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

LACK OF RELIABLE FINANCIAL INFORMATION

Definition	Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

Risk

There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

Definition

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

Risk	If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

19

MARKET RISK

Definition

Market Risk is a Risk common to the entire class of assets. An investment in the Fund involves“ Market Risk”—the Risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

Risk

Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

Definition	An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

Risk

Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as “market timing,” the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, the Fund may incur additional expenses, the Fund’s portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

PARTLY PAID SECURITIES

Definition	Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.”

Risk

The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

REPURCHASE AGREEMENTS

Definition

In a repurchase agreement (a “repo”), the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

20

ADDITIONAL INVESTMENT STRATEGIES

Risk	There is a risk of a counterparty defaulting on a “repo,” which may result in the Fund losing money.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

Definition

Companies with a market capitalization below that of the top 200 companies by market capitalization principally traded in the U.S. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.

Risk

Investments in securities of small and medium-sized companies involve greater Risk than is customarily associated with investing in more established companies. These companies’ stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

WHEN-ISSUED DEBT SECURITIES

Definition	Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

Risk

Principal and interest of a when-issued security may vary during the period between purchase and delivery so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

21

III. SHAREHOLDER INFORMATION

HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES; HOW TO CHOOSE A CLASS OF SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUND. (SEE THE SAI FOR ADDITIONAL INFORMATION).

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

INVESTORS ELIGIBLE TO PURCHASE CLASS I SHARES

Class I shares are available for purchase by:

1) institutional investors such as the following:

▲	Retirement plans introduced by persons not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

▲	Corporations;

▲	Tax-exempt employee benefit plans of the Fund’s Adviser or its affiliates;

▲	Institutional advisory accounts of the Fund’s Adviser or its affiliates;

▲

A bank, trust company and similar institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee;

▲

Registered investment advisors investing on behalf of clients that consist solely of institutions and high net worth-individuals. Institutional class shares are restricted to advisors who are not affiliated or associated with a broker or dealer. Eligible advisors must derive compensation for their services exclusively from their advisory clients;

▲	Programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares; and

2) An Employer-Sponsored Retirement Plan with plan assets of $3 million or more. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefits plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. A financial intermediary that has a Class I agreement with Van Eck may purchase Class I shares for its own omnibus account on behalf of Employer-Sponsored Retirement Plans.

If you have questions about eligibility, please call 1-800-826-2333.

THROUGH THE TRANSFER AGENT

Accounts may be opened with the Fund’s transfer agent, DST, directly.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global 210 W. 10th St., 8th Fl. Kansas City, MO 64105-1802

To telephone the Fund at DST, call Van Eck’s Account Assistance at 1-800-544-4653.

THROUGH A FINANCIAL INTERMEDIARY

Usually, accounts are opened through a financial intermediary. Please contact your financial representative for details.

22

SHAREHOLDER INFORMATION

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION — PROCEEDS BY CHECK 1-800-345-8506

Accounts registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans, are NOT eligible for this privilege. If your account, however, has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). If you are eligible, you automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST.

EXPEDITED REDEMPTION — PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

▲	Fund and account number.

▲	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

▲

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

▲	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

▲	The redemption is for $50,000 or more.

▲	The redemption amount is wired.

▲	The redemption amount is paid to someone other than the registered owner.

▲	The redemption amount is sent to an address other than the address of record.

▲	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge.

All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Market Timing Limits” and “Unauthorized Telephone Requests” below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:

▲	The fund and account number to be exchanged out of.

23

▲	The fund to be exchanged into.

▲	Directions to exchange “all shares” or a specific number of shares or dollar amount.

▲

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

REDEMPTIONS IN KIND

The Fund reserves the right to redeem its shares “in kind.” A description of “in kind” redemptions can be found in the SAI.

CERTIFICATES

Certificates are not available to investors with Class I accounts.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Fund’s Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolios and may increase Fund expenses and negatively impact the Fund’s performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.

The Fund discourages frequent exchanges, purchases and redemptions of shares by its shareholders, and will not make special arrangements to accommodate such transactions in the Fund’s shares. The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to the Fund.

Consistent with this policy, shareholders of the Fund are limited to six exchanges out of an account per calendar year. Periodic exchanges out as a result of an automatic exchange plan are exempt from this limitation. Also exempt are exchanges out that are the result of an automatic conversion from Class C to Class A, a merger of the Fund with another fund, or activity to correct a transaction made in error. The Adviser may waive this limitation in cases when its enforcement would result in significant hardship (create a financial burden when there is no evidence of market timing) to a shareholder.

In addition to the limitation on frequent exchanges, the Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain threshold criteria established by the Fund, and making inquiries with respect to such trades. If a transaction and/or Fund account is refused due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling the Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such

24

SHAREHOLDER INFORMATION

intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) require all prospective intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies. Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges, purchases and redemptions made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices and the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For the Class I shares, an initial purchase by an institutional investor of $1 million is required, or a purchase must be made by an Employer-Sponsored Retirement Plan with plan assets of $3 million or more.

To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares”.

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $500,000 after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your

25

price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s fair value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in five consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Fund’s Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

26

SHAREHOLDER INFORMATION

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund operates in a multiple class structure. A multiple class fund is an open-ended investment company that issues two or more classes of shares representing interests in the same investment portfolio. In addition to Class I shares, the Fund offers Class A and Class C shares.

The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. No money market fund is available for exchange with Class C or Class I shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered only to eligible institutional investors, as specifically described in a separate prospectus.

You should review information relating to share class expenses with your financial intermediary prior to purchasing shares of the Fund.

▲

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more, according to the schedule below. The 12b-1 fee is 0.25% annually.

▲

CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (CDRC) of 1.00% on all redemptions during the first 12 months after purchase. The 12b-1 fee is 1.00% annually.

▲

CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I shares, you must be either an institutional investor that is making or has made an initial investment of at least $1 million or an Employer-Sponsored Retirement Plan with plan assets of $3 million or more. For more information on the Class I shares, please see the separate prospectus for Class I.

3. SALES CHARGES

No initial sales charge, CDRC or 12b-1 fee is imposed on Class I shares. For sales charges associated with the Class A and Class C shares, see their respective prospectus.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

5. TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at capital gain rates. Tax regulations are subject to change.

27

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss.

An exchange of shares from one fund in the Van Eck family of funds to another fund will be treated as a sale and purchase of fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these dividends U.S. source income. Short term capital gains, if any, may be subject to withholding. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

6. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gains distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule

	Dividends and	Distribution of
Fund	Short-Term Capital Gains	Long-Term Capital Gains

Absolute Return Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

28

SHAREHOLDER INFORMATION

7. MANAGEMENT OF THE FUND

29

IV. HOW THE FUND IS MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE SUB-ADVISERS, THE PORTFOLIO MANAGERS THE DISTRIBUTOR, THE CUSTODIAN, TAXES, HOW FUND SHARES ARE PRICED AND SHAREHOLDER INQUIRIES.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust (together, the “Funds” and each a “Fund”), the Boards of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Boards and the Adviser are currently working to resolve outstanding issues relating to these matters.

1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is located at 99 Park Avenue, New York, NY 10016. The Adviser has been an investment adviser since 1955 and also acts as adviser to private investment funds and as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. The Adviser performs accounting and administrative services for the Fund.

John C. van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. As of [          ], 2008, the Adviser’s assets under management were approximately $[     ] billion.

FEES PAID TO THE ADVISER

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser a monthly fee at an annual rate of [     ]% of the Fund’s average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

SUB-ADVISERS

The Fund has agreements with [five] Sub-Advisers.

[Analytic Investors, LLC, (“Analytic”) Biltmore Tower, 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, formed in 1970, an investment adviser

30

HOW THE FUND IS MANAGED

registered with the SEC, is wholly owned by Old Mutual plc. As of [ __ ] assets under management totaled approximately $[ __ ] billion.]

[Explorer Alternative Management, LLC (“Explorer”) [to come].]

[Lazard Asset Management LLC, (“LAM”) 30 Rockefeller Plaza, New York, NY 10112, is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. As of [ __ ], assets under management were [ __ ] billion.]

[Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116, formed in 1987, is owned by 11 employee-partners (William E. Jacques, Alan Strassman and Arnold S. Wood each own in excess of 5%) and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of [ __ ], assets under management totaled approximately [ __ ] billion.]

[PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Putnam Investments. As of [ __ ] assets under management totaled nearly $[ __ ] billion.]

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and Risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

PORTFOLIO MANAGERS

The following Portfolio Manager manages the portion of the Fund’s assets that are not allocated to the Sub-Advisers:

ADVISER:

The portfolio manager who currently is responsible for the day-to-day management of the Fund’s assets not allocated to the Sub-Advisers is Hao-Hung (Peter) Liao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Prior to Mr. Liao’s current role of portfolio manager to certain funds, Mr. Liao served as investment analyst for the Fund where his role included manager review, performance attribution, changes in manager mandates and risk management. In addition to serving as a portfolio manager for the fund, Mr. Liao serves as the portfolio manager of 13 portfolios of the Market Vectors ETF Trust and the Worldwide Absolute Return Fund, a series of the Van Eck Worldwide Insurance Trust. Mr. Liao does not manage any other accounts of any type for the Adviser. See the Fund’s SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

The following Portfolio Managers manage the portion of the Fund’s assets assigned to each active Sub-Adviser:

ANALYTIC:

[Dennis Bein. Mr. Bein is Analytic’s Chief Investment Officer and a member of Analytic’s management committee. Prior to joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group’s investment consulting subsidiary. He consulted with pension fund managers on investment objective Definition, asset allocation analysis, and manager performance evaluation. Mr. Bein received an

31

MBA from the Anderson Graduate School of Management at the University of California, Riverside. He completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR), the Institute of Chartered Financial Analysts (ICFA) and the Los Angeles Society of Financial Analysts (LASFA). Mr. Bein currently serves as the co-portfolio manager for this portion of the Fund’s assets.]

Steve Sapra. Mr. Sapra is a portfolio manager and responsible for the ongoing research effort for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of such accounts. Prior to joining Analytic in 1999, Mr. Sapra was employed as a Senior Consultant at BARRA, Inc. in Berkley, CA. He consulted with investment managers in the area of Risk control and strategy implementation. Mr. Sapra received an MA in Economics from the University of Southern California and a BA in Economics from California State Polytechnic University, Pomona, and is a Chartered Financial Analyst. Mr. Bein currently serves as the coportfolio manager for this portion of the Fund’s assets.]

LAM:
[David Cleary, CFA
Managing Director, Portfolio Manager
Lazard Asset Management LLC (New York)

David R. Cleary is a Managing Director of Lazard and is currently responsible for the management of the Lazard Capital Allocator Series (“LCAS”). The LCAS is a global tactical asset allocation investment product, which implements portfolio themes primarily through index and index-like investment vehicles, such as ETFs. David works on asset allocation modeling and total portfolio risk management for high net worth taxable clients, foundations and endowments and other institutions. He sits on the firm’s Investment Advisory Board. In addition to asset allocation, David manages client relationships and develops new business opportunities. Previously, he spent nine years as a Fixed Income Senior Portfolio Manager at Lazard with a focus on risk control, sector allocation and total portfolio management. David began working in the investment field in 1987. Prior to joining Lazard in 1994, David worked as a Portfolio Manager with Union Bank of Switzerland and an Assistant Treasurer with IBJ Schroeder, both primarily in fixed income asset management. He has a BS from Cornell University. David is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

Christopher Komosa, CFA
Senior Vice President, Portfolio Manager/Analyst
Lazard Asset Management LLC (New York)

Christopher Komosa is a Senior Vice President of Lazard Asset Management LLC and a Portfolio Manager/Analyst in the Private Client Group. He is part of the team that manages the Capital Allocator Series, an investment product that invests in equity and fixed income markets globally. He began working in the investment field in 1992. Prior to joining Lazard in 2006, Chris held positions as a portfolio manager at Permal Asset Management and Pinnacle International Management. Previously he was a hedge fund manager/analyst at Caxton Associates and Graham Capital. Christopher has an MBA from the Darden School at the University of Virginia and a BA in Economics from Washington and Lee University. He is a member of CFA Institute.]

[Portfolio Manager Information for other sub-Advisers to come.]

THE DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the “Distributor”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”), has entered into a Distribution Agreement with the Trust for distributing shares of the Fund. The Distributor generally sells and markets shares of the Fund through intermediaries, including insurance companies or their affiliates.

The Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the

32

HOW THE FUND IS MANAGED

Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund. The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise.

These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolios.

The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

THE CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP, Five Times Square, New York, NY 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

33

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Statement of Additional Information dated October 17, 2008

VAN ECK FUNDS

ABSOLUTE RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION ________________, 2008

Van Eck Funds (the “Trust”) is an open-end investment management company currently consisting of four separate series: Absolute Return Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus, dated _____________, 2008 (the “Prospectus”) for the Trust , relating to Absolute Return Fund, which is available at no charge upon written or telephone request to the Trust at the address above or by telephone at (800) 544-4653.

Shareholders are advised to read and retain this Statement of Additional Information (“SAI”) for future reference.

[TO BE UPDATED]

General Information	3
Investment Restrictions	15
Portfolio Holdings Disclosure	16
Investment Advisory Services	17
The Distributor	17
Portfolio Managers	18
Portfolio Manager Compensation	19
Portfolio Manager Share Ownership	20
Other Accounts Managed By The Portfolio Managers	20
Portfolio Transactions and Brokerage	21
Potential Conflicts of Interest	22
Proxy Voting Policies and Procedures	23
Code of Ethics	24
Trustees and Officers	24
2007 Compensation Table	29
Principal Shareholders	30
Purchase of Shares	30
Valuation of Shares	30
Taxes	31
Redemptions In Kind	32
Description of The Trust	33
Additional Information	33
Financial Statements	34
Appendix A: Proxy Voting Policies and Procedures
Appendix B: Ratings

STATEMENT OF ADDITIONAL INFORMATION
_________, 2008

GENERAL INFORMATION

Van Eck Funds (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trust currently consists of four separate series: Absolute Return Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund. Each series offers three classes of shares: Class A, Class C and Class I. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

This Statement of Additional Information (“SAI”) only pertains to the Class A, Class C and Class I shares of Absolute Return Fund (the “Fund”).

The Fund is classified as non-diversified funds under the Investment Company Act of 1940 (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to all the Funds.

INVESTMENT OBJECTIVES AND POLICIES

          The following is additional information regarding the investment policies used by the Fund in attempting to achieve its objectives, and should be read with the sections of the Fund's Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

          The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

SELECTION OF SUB-ADVISERS AND DUE DILIGENCE

          The Fund pursues its objective by allocating its assets among investment sub-advisers (the "Sub-Advisers") with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as "hedge funds" and/or other accounts, as well as among affiliated and unaffiliated funds, including open end and closed end funds and exchange traded funds ("ETFs"), which employ a variety of investment strategies, including certain absolute return strategies (the "Underlying Funds").

          The Adviser determines the allocation of the Fund's assets among the various Sub-Advisers and Underlying Funds. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Fund's Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

          Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

          The Adviser conducts a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

          As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

          The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

COLLATERALIZED MORTGAGE OBLIGATIONS

          The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

          The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

CONVERTIBLE SECURITIES

          The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

          To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

DEBT SECURITIES

          The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's.

          However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

          New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

          The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

          The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

          Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

          The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

          When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund hold a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

DIRECT INVESTMENTS

          The Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

          Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

          Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

          In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

          Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKETS RISK

          The Fund may have a substantial portion of its assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

          Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

          Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

          Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, the Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

          The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by its investment policies of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

          The Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

          Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

          Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

          Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

          Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

          The Fund will enter into forward contracts to duplicate a cash market transaction.

          In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

          A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

          The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Fund's Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

          It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

          The Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

          The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may engage in these transactions for hedging purposes and for other purposes. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

          The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

          The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Fund, and the Fund may be unable to hedge certain risks.

          The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

          The Fund may invest, for hedging and other purposes (such as creating synthetic positions), up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

          The Fund may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

          The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

          Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

          It is the policy the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Fund and its shareholders. One of the requirements is that at least 90% of the Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contract transactions may be materially limited by this test.

HARD ASSETS SECURITIES

          The Fund may invest in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

          Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

INDEXED SECURITIES AND STRUCTURED NOTES

          The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

          Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund's limitations on illiquid securities.

REAL ESTATE SECURITIES

          The Fund may not purchase or sell real estate, but may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

          The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

          Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

          The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

          Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

          The Adviser will monitor the liquidity of restricted securities in the Fund's holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

          In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

          Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities.

SECURITIES LENDING

          The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SWAPS

          The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

          Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WHEN, AS AND IF ISSUED SECURITIES

          The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

INVESTMENT RESTRICTIONS

          The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.

Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund's portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund's shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

          These policies and procedures apply to employees of the Fund's Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings. These policies and procedures are made available to each service provider.

          The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

          Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

          Disclosure to Investors:. Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Fund may also publish a detailed list of the securities held by the Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

          Best Interest of the Fund: Information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund's Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Fund's officers to be in the best interest of Fund shareholders.

          Conflicts of Interest: Should a conflict of interest arise between the Fund and other service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

          Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

          Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

          Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Fund's officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

          Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

          Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

          The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services, such as Lipper, Morningstar, and FT Interactive. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

          There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

          The Fund's Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

          Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

          Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

          The investment adviser and manager of the Fund is the Adviser, a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

          The Fund has entered into Sub-Advisory Agreements with the following Sub-Advisers: [Analytic Investors, LLC ("Analytic"), Explorer Asset Management LLC (“Explorer”), Lazard Asset Management LLC ("LAM"), Martingale Asset Management, L.P., and PanAgora Asset Management, Inc. ("PanAgora").] As of the date of this SAI, the Fund's assets are allocated between [_____]. The Adviser and Sub-Advisers furnish an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. With respect to the Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

          The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreements, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

          The Advisory Agreement and Sub-Advisory Agreements with respect to the Fund were approved at a meeting of the Board of Trustees held on [______], and by the sole shareholder of the Fund on [______]. A discussion regarding the Trustees’ basis for approving the Advisory Agreement and Sub-Advisory Agreements will be available in the Trust’s annual report for the fiscal year ending on [December 31, 2008].The Advisory Agreement and Sub-Advisory Agreements provide that they shall each continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned within the meaning of the 1940 Act.

          The management fee for the Fund is at an annual rate of [   ] of average daily net assets. These fees are computed daily and paid monthly and include the fee paid to the Adviser for accounting and administrative services.

          The expenses borne by the Fund includes the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, interest and dividends paid on securities sold short, taxes, (if any), the advisory fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

THE DISTRIBUTOR

          Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of the Adviser. The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

          The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

PLAN OF DISTRIBUTION (12B-1 PLAN)

The Fund (Class A and C) has adopted a Plan pursuant to Rule 12b-1 (a “Plan”) which provides for the compensation of brokers and dealers who sell shares of the Fund or provide servicing. The Plans are compensation-type plans with a carry-forward provision, which provide that the Distributor recoup distribution expenses in the event the Plan is terminated. Pursuant to the Plans, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

The Plans are reapproved annually for the Fund, by the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Plan was approved by shareholders of the Fund on [      ].

A Plan shall continue in effect as to the Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS.

The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Fund’s Rule 12b-1 plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGERS

THE ADVISER

          An investment committee of the Adviser chaired by Mr. Jan van Eck is primarily responsible for monitoring the performance of the Sub-Advisers. The committee does not take an active role in making investment decisions for the Fund's assets.

          The following Portfolio Manager manages the portion of the Fund's assets that are not allocated to the Sub-Advisers:

          PETER LIAO. The portfolio manager who currently is responsible for the day-to-day management of the Fund's assets not allocated to the Sub-Advisers is Hao-Hung (Peter) Liao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Prior to Mr. Liao's current role of portfolio manager to certain funds, Mr. Liao served as investment analyst for the Fund where his role included manager review, performance attribution, changes in manager mandates and risk management. In addition to the Fund, Mr. Liao serves as the portfolio manager of thirteen portfolios of the Market Vectors ETF Trust ("MVT"), a registered investment company, and the Worldwide Absolute Return Fund, a series of the Van Eck Worldwide Insurance Trust, a registered investment company. As of December 31, 2007, the assets in the series of MVT managed by Mr. Liao was $3,594,347,695. Mr. Liao does not manage any other accounts of any type for the Adviser.

INVESTMENT TEAMS OF THE FUNDED SUB-ADVISERS

          Portions of the Fund's assets are currently managed by Sub-Advisers [     ].

          [The following portfolio managers manage the portion of the Fund's assets assigned to Analytic:

          DENNIS BEIN. Mr. Bein has been with Analytic since 1995 and has served as Analytic's Chief Investment Officer since October 2004. Prior to that, Mr. Bein was a portfolio manager at Analytic. Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies.

          STEVE SAPRA. Mr. Sapra has been with Analytic since 1999 as portfolio manager. Mr. Sapra serves as lead portfolio manager for U.S. equity based strategies.

          The following portfolio managers manage the portion of the Fund's assets assigned to LAM:

David Cleary, CFA
Managing Director, Portfolio Manager
Lazard Asset Management LLC (New York)

          David R. Cleary is a Managing Director of Lazard and is currently responsible for the management of the Lazard Capital Allocator Series ("LCAS"). The LCAS is a global tactical asset allocation investment product, which implements portfolio themes primarily through index and index-like investment vehicles, such as ETFs. David works on asset allocation modeling and total portfolio risk management for high net worth taxable clients, foundations and endowments and other institutions. He sits on the firm's Investment Advisory Board. In addition to asset allocation, David manages client relationships and develops new business opportunities. Previously, he spent nine years as a Fixed Income Senior Portfolio Manager at Lazard with a focus on risk control, sector allocation and total portfolio management. David began working in the investment field in 1987. Prior to joining Lazard in 1994, David worked as a Portfolio Manager with Union Bank of Switzerland and an Assistant Treasurer with IBJ Schroeder, both primarily in fixed income asset management. He has a BS from Cornell University. David is a member of the New York Society of Security Analysts (NYSSA) as well as the CFA Institute.

          Christopher Komosa, CFA
          Senior Vice President, Portfolio Manager/Analyst
          Lazard Asset Management LLC (New York)
          Christopher Komosa is a Senior Vice President of Lazard Asset Management LLC and a Portfolio Manager/Analyst in the Private Client Group. He is part of the team that manages the Capital Allocator Series, an investment product that invests in equity and fixed income markets globally. He began working in the investment field in 1992. Prior to joining Lazard in 2006, Chris held positions as a portfolio manager at Permal Asset Management and Pinnacle International Management. Previously he was a hedge fund manager/analyst at Caxton Associates and Graham Capital. Christopher has an MBA from the Darden School at the University of Virginia and a BA in Economics from Washington and Lee University. He is a member of CFA Institute.]

[INFORMATION ON THE PORTFOLIO MANAGERS FOR EACH OTHER SUB-ADVISER TO COME]

PORTFOLIO MANAGER COMPENSATION

          [LAM's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have investment objectives, strategies, risks and fees similar to those of the Fund. Portfolio managers responsible for managing a portion of the assets of the Fund may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios. LAM compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce LAM's investment philosophy such as leadership, teamwork and mentoring. Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team. Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectuses) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers also have an interest in the LAM Equity Plan, an equity based incentive program for LAM. The plan offers permanent equity in LAM to a significant number of its professionals, including portfolio managers, and an opportunity to participate in the future growth of LAM. In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

          Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

          In October 2007, the Analytic board adopted an equity plan that allows certain key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members. As of December 31, 2007, key employees of the firm owned in excess of 10% of the firm. That ownership percentage is expected to grow to the 24.9% range in the next few years through grants to and purchases by key employees under the equity plan.

          The Adviser's portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds for which they serves as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.]

[INFORMATION ON THE PORTFOLIO MANAGERS COMPENSATION FOR EACH OTHER SUB-ADVISER TO COME]

PORTFOLIO MANAGER SHARE OWNERSHIP

          As of the date of this SAI, none of the Portfolio Managers beneficially owned any Shares of the Fund.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

          [Certain of the above-referenced investment team members manage accounts outside of the Trust. Below is a table of the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category, as of December 31, 2007.

DENNIS BEIN

Number of Accounts Managed Outside the Van Eck Mutual Fund Complex: 74

Total Assets in Accounts Managed Within Other Registered Investment Companies: 16; $4,558.5 million

Total Assets in Accounts Managed Within Other Pooled Investment Vehicles: 24; $2,429.3 million

Total Assets in Other Accounts Managed: 34; $3,912.3 million

Accounts/ Assets For Which the Advisory Fee is Partially Based on Performance: 28; $2,877.5 million

STEVE SAPRA

Number of Accounts Managed Outside the Van Eck Mutual Fund Complex: 54

Total Assets in Accounts Managed Within Other Registered Investment Companies: 11; $4,106.1 million

Total Assets in Accounts Managed Within Other Pooled Investment Vehicles: 14; $1,525.8 million

Total Assets in Other Accounts Managed: 29; $3,421.4 million

Accounts/ Assets For Which the Advisory Fee is Partially Based on Performance: 16; $1,620.9 million

Lazard
DAVID CLEARY

Number of Accounts Managed Outside the Van Eck Mutual Fund Complex: 291; $458.9 million

Total Assets in Accounts Managed Within Other Registered Investment Companies: 0; $0

Total Assets in Accounts Managed Within Other Pooled Investment Vehicles: 14; $19.2 million

Total Assets in Other Accounts Managed: 277; $439.7 million

Accounts/ Assets For Which the Advisory Fee is Partially Based on Performance: 0; $0

CHRISTOPHER KOMOSA

Number of Accounts Managed Outside the Van Eck Mutual Fund Complex: 291; $458.9 million

Total Assets in Accounts Managed Within Other Registered Investment Companies: 0; $0

Total Assets in Accounts Managed Within Other Pooled Investment Vehicles: 14; $19.2 million

Total Assets in Other Accounts Managed: 277; $439.7 million

Accounts/ Assets For Which the Advisory Fee is Partially Based on Performance: 0; $0]

[INFORMATION ON THE OTHER ACCOUNTS MANAGERED BY THE PORTFOLIO MANAGERS FOR EACH OTHER SUB-ADVISER TO COME]

PORTFOLIO TRANSACTIONS AND BROKERAGE

          The Adviser and the Sub-Advisers, are responsible for decisions to buy and sell securities and other investments for the Fund, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

          In purchasing and selling the Fund's portfolio investments, it is the Adviser's and Sub-Advisers' policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser and Sub-Advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the full range and quality of the broker-dealer’s services; the value of brokerage and research services provided; confidentiality; the responsiveness, reputation, reliability and experience of the broker-dealer; and the reasonableness of any commissions or spreads.

          The Adviser or Sub-Advisers may select an affiliated broker-dealer to effect transactions for the Fund. When an affiliate of the Adviser or Sub-Adviser effects transactions for a Fund, additional procedures adopted by the Board of the Trustees in accordance with Rule 17e-1 under the Act are followed. The Board of Trustees, including a majority of the Trustees who are not interested persons, determines no less frequently than quarterly that all transactions effected by affiliated broker-dealers during the preceding quarter were effected in compliance with such procedures.

          The Adviser or Sub-Advisers may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined in good faith by the Adviser or Sub-Advisers that such commission is reasonable in relation to the value of the brokerage and/or research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, which have been provided. In making any such determination, the Adviser or Sub-Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Such research services may include, without limitation: a wide variety of written reports on individual companies and industries of particular interest, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts and leading economists; comparative performance evaluation and technical measurement services; economic advice; quotation services and equipment; services from recognized experts on investment matters of particular interest to Adviser or Sub-Advisers for its clients; advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; analytical and statistical services; proxy voting data; financial, industry and trade publications; news and information services; research-oriented computer hardware, software, databases and services; and other data, information, services, products and materials which assist the Adviser or Sub-Advisers in performance of its investment responsibilities. Such services may be provided by broker-dealers which execute portfolio transactions for the Fund or by third parties with whom these broker-dealers have arrangements. Soft dollar arrangement may also include services which are subject to “mixed use” both for research purposes as well as for non-research purposes. In such cases, the determination of such allocation is made by the Adviser or Sub-Advisers in good faith based upon its review of the usage of each product. The Adviser or Sub-Advisers reimburses the soft dollar broker for the non-research portion of the product or service. Any such research and other information provided by brokers to the Adviser or Sub-Advisers are considered to be in addition to and not in lieu of services required to be performed by the Adviser or Sub-Advisers under the relevant Advisory or Sub-Advisory Agreement with the Trust. Any particular research service obtained through a broker-dealer may be used by the Adviser or Sub-Advisers in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such research service may be broadly useful and of value to the Adviser or Sub-Advisers in rendering investment advisory services to all or a significant potion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such research service was obtained.

          The Fund and the Adviser or Sub-Advisers may also receive research services from underwriters and dealers in fixed-price offerings, which research services are reviewed and evaluated by the Adviser or Sub-Advisers in connection with their investment responsibilities. The investment companies sponsored by the Adviser or Sub-Advisers or any of their affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser or Sub-Advisers, to such companies. Such companies may also pay cash for such information.

          The Trustees periodically review the Adviser's and Sub-Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

          Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser, a Sub-Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and Sub-Advisers to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which are considered in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client may also be held by one or more of other clients or by clients of affiliates. When two or more clients or clients of affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

          The Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or a Sub-Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of the Fund may vary greatly from year to year.

          The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h),that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          Due to the high rate of turnover, the Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

          The Adviser and Sub-Advisers may allocate Fund portfolio transactions to brokers which are affiliated with the Adviser or Sub-Adviser pursuant to procedures adopted by the Fund's Board of Trustees.

          The Adviser and Sub-Advisers do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

          The Adviser and Sub-Advisers, as well as their respective affiliates provide investment advisory services to other mutual funds, private investment funds, client accounts and conduct investment activities for their own accounts (together "Other Accounts") which may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally certain of the Other Accounts may also from time to time implement investment strategies which may include transactions that are identical to the Fund's positions or directly contrary to the positions taken by the Fund. These strategies may include, among others, short sales, long/short trading, and pairs trading, as well as swaps and derivates trades. These activities may not be advantageous to the Fund. While the Adviser believes the Fund is not disadvantaged it has adopted procedures to monitor potential conflicts.

POTENTIAL CONFLICTS OF INTEREST

          The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such "Other Clients" may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for other clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund's securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or other clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its other clients.

          THE SUB-ADVISERS

          [LAM's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. LAM manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), LAM has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of LAM's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as LAM may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as LAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of LAM. In -addition, LAM could be viewed as having a conflict of interest to the extent that LAM and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund. Although LAM does not track each individual portfolio manager's time dedicated to each account, LAM periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the particular portion of the Fund's assets for which he or she is responsible. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Although Mr. Cleary does not currently manage any accounts with respect to which the advisory fee is based on the performance of the account, other portfolio managers employed by LAM manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by LAM may also be permitted to sell securities short. However, LAM currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed end registered investment companies. When LAM engages in short sales of securities of the type in which the Fund invests,

LAM could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. LAM has procedures in place to address these potential conflicts of interest.

          Analytic's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

          Analytic, has established procedures whereby investments are allocated in a fair and equitable manner, and no client or strategy is granted preferential treatment. Analytic is committed to a trade allocation policy that ensures that all clients are treated on a fair and equitable basis, in a consistent and timely manner, given the facts and circumstances involved. Whenever possible, trades in similar accounts for the same security will be done as a block trade. In instances of a partial fill, trades will be allocated to each account based on that account's percentage of the original trade. Each account's calculated share will be rounded to the nearest share, bond, contract or nearest most reasonable unit. In instances where the order is filled at different prices, trades will be allocated in a manner that typically involves taking an average of the price and commission. Although in such instances, clients will be charged the average price, Analytic will make the information regarding the actual transactions available to clients upon the client's request.]

[INFORMATION ON THE POTENTITAL CONFLICTS OF INTEREST OF EACH OTHER SUB-ADVISER TO COME]

PROXY VOTING POLICIES AND PROCEDURES

          The Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

          Proxies for the Fund's portfolio securities not allocated to Sub-Advisers are voted in accordance with the Adviser's proxy voting policies and procedures. In addition, the Fund has delegated authority to vote proxies to each Sub-Advisor for the Fund's portfolio securities allocated to such Sub-Adviser in accordance with their respective proxy voting policies and procedures. The proxy voting policies and procedures of the Adviser and each Sub-Adviser is set forth in Appendix A to this SAI.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

TRUSTEES AND OFFICERS

          RESPONSIBILITIES OF THE BOARD

          The Board of Trustees is responsible for supervising the operation of the Trust and the Fund. It establishes the Fund's major policies, reviews investments, and provides guidelines to the Adviser and others who provide services to the Fund. The Board of Trustees met six times during the Trust's fiscal year ending December 31, 2007. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

          STANDING COMMITTEES

          The Board of Trustees has an Audit Committee and a Governance Committee.

          AUDIT COMMITTEE

          During the 2007 fiscal year, the members of the Audit Committee were all the Independent Trustees. This Committee met twice during 2007. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial expert is R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

          GOVERNANCE COMMITTEE

          During the 2007 fiscal year, the members of the Governance Committee were all the Independent Trustees. This Committee met five times during 2007. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Currently, Mr. Jon Lukomnik serves as the Chairman of the Governance Committee.

          The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

          The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

          The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

          ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

          The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

          TRUSTEE INFORMATION

          The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

	NUMBER OF
	POSITION(S) HELD
	WITH FUND		PORTFOLIOS
	TERM OF	PRINCIPAL	IN FUND	OTHER
TRUSTEE'S	OFFICE(2) AND	OCCUPATION(S)	COMPLEX(3)	DIRECTORSHIPS
NAME, ADDRESS(1)	LENGTH OF	DURING PAST	OVERSEEN BY	HELD OUTSIDE THE
AND AGE	TIME SERVED	FIVE YEARS	TRUSTEE	FUND COMPLEX(3)
INDEPENDENT
TRUSTEES:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital	9	None.
52 (++)(P)	March 2006	LLC; Consultant to various asset
		management companies.
Jane DiRenzo Pigott	Trustee since July	Managing Director, R3 Group, LLC,	9	Director, MetLife
51 (++)(P)	2007	2002 to present.		Investment Funds,
				Inc.; Director and
				Chair of Audit
				Committee of 3E
				Company.
Wayne H. Shaner	Trustee since	Investment Adviser, Torray LLC,	9	Director, The Torray
61 (++)(P)	March 2006	January 2008 to present; Managing		Funds, since 1993
		Partner, Rockledge Partners LLC,		(Chairman of the
		2003 to 2007; Public Member		Board since
		Investment Committee, Maryland State		December 2005).
		Retirement System since 1991; Vice
		President, Investments, Lockheed
		Martin Corporation (formerly Martin
		Marietta Corporation), 1976-September
		2003.
R. Alastair Short	Vice Chairman	Vice Chairman, W. P. Stewart & Co.,	34	Director, Kenyon
55 (++)(P)	Trustee	Inc., September 2007 to present;		Review; Director,
	Since June 2004	Managing Director, The GlenRock		The Medici Archive
		Group, LLC (private equity investment		Project.
		firm), May 2004 to September 2007;
		President, Apex Capital Corporation
		(personal investment vehicle), Jan.
		1988 to present; President, Matrix
		Global Investments, Inc. and
		predecessor company (private
		investment company), Sept. 1995 to
		Jan. 1999.
Richard D.	Chairman	President and CEO, SmartBrief.com	34	None.
Stamberger	Trustee Since
48 (++)(P)	1994
Robert L. Stelzl	Trustee since July	Trustee, Joslyn Family Trusts, 2003 to	9	Director, Brookfield
62 (++)(P)	2007	present; Principal, Colony Capital, Inc.,		Properties, Inc.;
		1990 to 2004.		Director and
				Chairman,
				Brookfield Homes,
				Inc.

(1)	The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(++)	Member of the Governance Committee.

(P)	Member of the Audit Committee.

OFFICER INFORMATION

          The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER'S NAME,		TERM OF
ADDRESS(1)	POSITION(S) HELD	OFFICE AND LENGTH	PRINCIPAL OCCUPATIONS
AND AGE	WITH FUND	OF TIME SERVED	DURING PAST FIVE YEARS
OFFICERS:
Charles T. Cameron	Vice President	Since 1996	Director of Trading, Van Eck Associates
48			Corporation; Co-Portfolio Manager, Worldwide
Bond Fund Series; Officer of three other
investment companies advised by the Adviser.
Keith J. Carlson	Chief Executive Officer	Since 2004	President, Van Eck Associates Corporation and
52	and President		President, Van Eck Securities Corporation since
February 2004; Private Investor, June 2003-
January 2004; Independent Consultant, Waddell
& Reed, Inc., April 2003-May 2003; Senior Vice
President, Waddell & Reed, Inc., December 2002-
March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior
Vice President, Mackenzie Investment
Management Inc., April 1985-December 2002.
President/Chief Executive Officer/Director, Ivy
Mackenzie Distributors, Inc., June 1993-
December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993-
December 2002; Chairman/Director/Senior Vice
President, Ivy Management Inc., January 1992-
December 2002; Officer of three other investment
companies advised by the Adviser.
Susan C. Lashley	Vice President	Since 1988	Vice President, Van Eck Associates Corporation;
53			Vice President, Mutual Fund Operations, Van Eck
Securities Corporation; Officer of three other
investment companies advised by the Adviser.
Thomas K. Lynch	Chief Compliance	Since 2007	Chief Compliance Officer, Van Eck Associates
52	Officer		Corporation and Van Eck Absolute Return
Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and
Van Eck Absolute Return Advisers Corp., and
Treasurer of Van Eck Mutual Funds, April 2005 -
December 2006; Second Vice President,
investment Reporting, TIAA-CREF, January 1996
- April 2005; Senior Manager, Audits, Grant
Thornton, December 1993 - January 1996; Senior
Manager, Audits, McGladrey & Pullen, December
1986 - December 1993; Officer of three other
investment companies advised by the Adviser.
Joseph J. McBrien	Senior Vice President	Since 2005	Senior Vice President, General Counsel, and
60	and Secretary		Secretary, Van Eck Associates Corporation, Van
Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC,
March 2001-November 2005; Private
Investor/Consultant, September 2000- February
2001; Executive Vice President and General
Counsel, Mainstay Management LLC, September
1999- August 2000.; Officer of three other
investment companies advised by the Adviser.

Alfred J. Ratcliffe	Vice President and	Since 2006	Vice President, Van Eck Associates Corporation
60	Treasurer		since November 2006; Vice President and
Director of Mutual Fund Accounting and
Administration, PFPC, March 2000 to November
2006; First Vice President and Treasurer, Zweig
Mutual Funds, March 1995 to December 1999;
Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New
York, December 1987 to March 1995; Officer of
three other investment companies advised by the
Adviser.
Jonathan R. Simon	Vice President and	Since 2006	Vice President, Associate General Counsel, Van
34	Assistant Secretary		Eck Associates Corporation, Van Eck Securities
Corporation and Van Eck Absolute since 2006
Return Advisers Corp. since August 2006,
Associate, Schulte Roth & Zabel LLP, July 2004 -
July 2006; Associate, Carter Ledyard & Milburn
LLP, September 2001 - July 2004; Officer of three
other investment companies advised by the
Adviser.
Bruce J. Smith	Senior Vice President	Since 1985	Senior Vice President and Chief Financial Officer,
53	and Chief Financial		Van Eck Associates Corporation; Senior Vice
	Officer		President, Chief Financial Officer, Treasurer and
Controller, Van Eck Securities Corporation and
Van Eck Absolute Return Advisers Corp.; Officer
of three other investment companies advised by
the Adviser.
Derek S. van Eck	Executive Vice	Since 2004	Director of Van Eck Associates Corporation;
43	President		Director and Executive Vice President, Van Eck
Securities Corporation; Director and Executive
Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital
Associates LLC; Officer of three other investment
companies advised by the Adviser.
Jan F. van Eck	Executive Vice	Since 2005	Director and Executive Vice President, Van Eck
44	President		Associates Corporation; Director, Executive Vice
President and Chief Compliance Officer, Van Eck
Securities Corporation; Director and President,
Van Eck Absolute Return Advisers Corporation;
Director, Greylock Capital Associates LLC;
Trustee, Market Vectors ETF Trust; Officer of
three other investment companies advised by the
Adviser.

(1)          The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

          The van Eck family currently owns 100% of the shares of the Fund's Adviser. The investment adviser and manager of the Fund is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

TRUSTEE SHARE OWNERSHIP

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2007 is shown below.

          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL DOLLAR RANGE REGISTERED INVESTMENT COMPANIES OF EQUITY SECURITIES OVERSEEN BY DIRECTOR IN FAMILY NAME OF DIRECTOR IN THE TRUST(1) OF INVESTMENT COMPANIES

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN ALL
	DOLLAR RANGE	REGISTERED INVESTMENT COMPANIES
NAME OF	OF EQUITY SECURITIES	OVERSEEN BY DIRECTOR IN FAMILY
DIRECTOR	IN THE TRUST(1)	OF INVESTMENT COMPANIES

Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	$10,001-$50,000
Wayne H. Shaner	None	$1-$10,000
R. Alastair Short	None	$10,001-$50,000
Richard D. Stamberger	None	Over $ 100,000
Robert L. Stelzl	None	$1-$10,000

(1)        The valuation date for the Trustee Share Ownership table is December 31, 2007.

2007 COMPENSATION TABLE

          A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2007. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

COMPENSATION TABLE

					TOTAL COMPENSATION FROM THE TRUST AND THE FUND COMPLEX(4) PAID TO TRUSTEE
			PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST'S EXPENSES
				ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

	AGGREGATE COMPENSATION FROM THE TRUST	DEFERRED COMPENSATION FROM THE TRUST
NAME OF
DIRECTOR
Jon Lukomnik(2)	0	$38,100	N/A	N/A	$76,648
Jane DiRenzo Pigott(1)	$4,790	$4,613	N/A	N/A	$20,098
Wayne H. Shaner(2)	$22,946	0	N/A	N/A	$47,500
R. Alastair Short(4)	$24,387	0	N/A	N/A	$90,500
Richard D. Stamberger(4)	$20,812	$6,937	N/A	N/A	$101,994
Robert L. Stelzl(1)	$7,065	$2,307	N/A	N/A	$20,049

(1)	Ms. DiRenzo Pigott and Mr. Stelzl were elected as Independent Trustees of the Trust effective July 1, 2007.

(2)	Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

(3)	Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(4)	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(6)	This includes deferred compensation from the entire complex.

PURCHASE OF SHARES

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund are not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued. The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

          The net asset value per share of the Fund is computed by dividing the value of all of the Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

          Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

          The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

          The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

          Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

          The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, the Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

          In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

          Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

          The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

          There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

          Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

          The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

          By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board of Trustees.

AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. This does not apply to Class C shares.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. This Plan is not available to Class C shareholders, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

Class A shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Fund’s $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

[TAXES

TAXATION OF THE FUND IN GENERAL

The Fund intends to continue to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund’s current or accumulated earnings or profits.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND’S INVESTMENTS

ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund make such investments may be materially limited by these provisions of the Code.

FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect short term capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Fund.

TAXATION OF THE SHAREHOLDERS

Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income Dividends relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such Dividends will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such Dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such Dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on Dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

The Fund may be required to withhold federal income tax at a current rate of 30% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s individual federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.]

REDEMPTIONS IN KIND

The Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust currently consists of four separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Absolute Return Fund. The Fund offers three classes of shares: Class A, Class C and Class I.

The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (“Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accounting firm for the Trust.

COUNSEL. Goodwin Procter, LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

A copy of the Fund’s annual and semi-annual reports (when available) may be obtained upon request and without charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this SAI. The Annual Report for the fiscal period ending December 31, 2008 will become available to investors in March 2009.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

VAN ECK ASSOCIATES CORPORATION

INTRODUCTION

          Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

          When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

RESOLVING MATERIAL CONFLICTS OF INTEREST

  A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

  Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

  Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

  Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

  The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

  Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

REASONABLE RESEARCH EFFORTS

          When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

VOTING CLIENT PROXIES

  The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

  The portfolio manager or analyst covering the security is responsible for making voting decisions.

  Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

  For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

CLIENT INQUIRIES

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS

  Notification of Availability of Information

  Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

  Availability of Proxy Voting Information

  At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS

VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

—	proxy statements received;

—	identifying number for the portfolio security;

—	shareholder meeting date;

—	brief identification of the matter voted on;

—	whether the vote was cast on the matter and how the vote was cast;

—	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

—	records of written client requests for information on how VEAC voted proxies on behalf of the client;

—	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

—	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

PROXY VOTING GUIDELINES

I.           General Information

          Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

          If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

Ii.          Officers and Directors

             A.           The Board of Directors

Director Nominees in Uncontested Elections

          Vote on a case-by-case basis for director nominees, examining factors such as:

  long-term corporate performance record relative to a market index;

  composition of board and key board committees;

  nominee's investment in the company;

  whether a retired CEO sits on the board; and

  whether the chairman is also serving as CEO.

          In cases of significant votes and when information is readily available, we also review:

  corporate governance provisions and takeover activity;

  board decisions regarding executive pay;

  director compensation;

  number of other board seats held by nominee; and

  interlocking directorships.

B.          Chairman and CEO are the Same Person

          Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.          Majority of Independent Directors

          Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

          Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.          Stock Ownership Requirements

          Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

  long-term financial performance of the target company relative to its industry;

management's track record;

background to the proxy contest;

qualifications of director nominees (both slates);

evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

stock ownership positions.

H.	Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

          Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

A.	Ratifying Auditors

          Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A.	CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.          Shareholder Ability to Call Special Meetings

          Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

          Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

          Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.          Greenmail

          Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.	Unequal Voting Rights

Vote against dual class exchange offers. Vote against dual class recapitalizations

I.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

          Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.          Supermajority Shareholder Vote Requirement to Approve Mergers

          Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.          White Knight Placements

          Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.          Confidential Voting

          Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

          Generally, vote for management proposals to adopt confidential voting.

M.          Equal Access

          Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.          Bundled Proposals

          Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

O.          Shareholder Advisory Committees

          Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.         Capital Structure

A.          Common Stock Authorization

          Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

          Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.          Stock Distributions: Splits and Dividends

          Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.          Reverse Stock Splits

          Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.          Blank Check Preferred Authorization

          Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

          Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

          Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.          Shareholder Proposals Regarding Blank Check Preferred Stock

          Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

          Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.          Debt Restructurings

          Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

  DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

  CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

  BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

          Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.           Share Repurchase Programs

          Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.        Executive Compensation

          In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.       Compensation Proposals

A.	Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

B.	Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.	Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

D.	Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.	Approval of Cash or Cash-And-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.	Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.	Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.	Employee Stock Ownership Plans (ESOPS)

         Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

I.	401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State of Incorporation

A.	Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies;

  how the deal was negotiated; and

  changes in corporate governance and their impact on shareholder rights.

B.          Corporate Restructuring

          Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.          Spin-Offs

          Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.          Asset Sales

          Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.          Liquidations

          Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

          In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

          In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

  whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

  the percentage of sales, assets and earnings affected;

  the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

  whether the company has already responded in some appropriate manner to the request embodied in a proposal;

  whether the company's analysis and voting recommendation to shareholders is persuasive;

  what other companies have done in response to the issue;

  whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

  whether the subject of the proposal is best left to the discretion of the board.

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC

A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.   GENERAL ADMINISTRATION

     1. OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2. ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that

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all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3. VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1. ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

  routine election or re-election of Directors;

  appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

  issues relating to the timing or conduct of annual meetings; and

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  name changes.

     2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

  FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

  FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

  ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

  FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

  FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

  FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

  ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

  AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

  AGAINST shareholder proposals seeking union or special-interest representation on the Board;

  AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

  ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

  AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

  AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       b.   ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

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  AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

  ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

  AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

  AGAINST "blank check" preferred stock; and

  ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       c.   CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

  AGAINST proposals to adjourn meetings;

  AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

  FOR proposals providing for confidential voting;

  AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

  AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

       3. CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

  FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

  FOR stock splits and reverse stock splits;

  ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per- share;

  ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

  FOR management proposals to adopt or amend dividend reinvestment plans;

  AGAINST changes in capital structure designed to be used in poison pill plans; and

  ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

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     4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

  ON A CASE-BY-CASE BASIS regarding all stock option plans;

  AGAINST restricted stock plans that do not involve any performance criteria;

  FOR employee stock purchase plans;

  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

  FOR deferred compensation plans;

  AGAINST proposals to approve executive loans to exercise options;

  AGAINST proposals to re-price underwater options;

  ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

  AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

     6. SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E.   VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to

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vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   CONFLICTS OF INTEREST

     1. OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

  Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

  Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

  Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

  A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

     EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

     3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals

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when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.   REVIEW OF POLICY

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

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ANALYTIC INVESTORS

PROXY VOTING POLICY AND PROCEDURE

     Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

     Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of at least on of the firm's Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy Voting Service

     The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

     Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

     At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

     Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

     The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder,

(vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

     Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

     Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

  Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

  Records of votes cast on behalf of clients

  Records of written client requests for voting information

  Records of written responses from Analytic Investors to both written and verbal client requests

  Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

[Other Sub-Advisers to Come]

POLICIES AND PROCEDURES
PROXY VOTING

POLICY

Martingale Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to the RiskMetrics Group, ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information, and ISS votes our clients' proxies as directed in our stated proxy policy. ISS maintains complete and accurate records of all proxy votes.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Chief Investment Officer has the responsibility to implement and monitor our proxy voting policy, practices, disclosures, including outlining our voting guidelines in our procedures.

Manager of Operations has responsibility for maintaining proxy voting records and responding to client information requests.

PROCEDURE

Martingale uses an independent proxy voting service provider, RiskMetrics Group, ISS Governance Services (ISS), to research, recommend and vote proxies. Martingale reserves the right, and has the ability, to change a vote recommended by ISS if the recommendation is determined not to be in the best interest of the client.

DISCLOSURE

Martingale Asset Management will provide information in its Disclosure document summarizing its proxy voting policy and procedures, including a statement that clients may request information regarding how Martingale Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures. This information will be displayed prominently in Martingale's Disclosure document.

CLIENT REQUESTS FOR INFORMATION

All client requests for information regarding proxy votes should be forwarded to the Manager of Operations or requests for the firm's policies and procedures should be forwarded to the Vice President, Marketing and Client Relations.

In response to any request, except those associated with Wrap Program clients, the Manager of Operations will prepare a written response to the client with the information requested, and if applicable, will include the name of the issuer, the proposal voted upon, and how Martingale Asset Management voted the client's proxy with respect to each proposal about which the client inquired.

If the request is from a Wrap Program client, an Account Assistant will process the request for information in the manner described above.

VOTING GUIDELINES

In the absence of specific voting guidelines from the client, Martingale Asset Management will vote proxies in the best interests of the client. Martingale Asset Management's policy is to vote all proxies from specific issues the same way for each client, absent client specific restrictions. Clients are permitted to place reasonable restrictions on Martingale Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

CONFLICTS OF INTEREST

Martingale recognizes that, under certain circumstances, a conflict may arise in voting proxies on behalf of clients. A "conflict of interest" means any circumstance in which Martingale Asset Management or one of its officers and employees, knowingly does business with (e.g. manages the issuers assets of or sits on the Board of a particular issuer) and therefore may appear to have a conflict of interest between its own interest and the interests of clients in how proxies of that issuer are voted.

As is our Policy, these proxies will be voted consistent with the recommendation of ISS, provided that Martingale believes that such a vote is consistent with the best interest of the clients. Martingale Asset Management will maintain a record of the voting resolution of any conflict of interest.

ISS has disclosed their policies, procedures and practices regarding their potential conflicts of interest and we require them to alert us if there are any changes to them. We will periodically review the effectiveness of their implementation of these practices.

RECORDKEEPING

The Manager of Operations shall retain the following proxy records in accordance with the SEC's five-year retention requirement for all non-Wrap Program clients and an Account Assistant shall retain the proxy records for all Wrap Program clients:

  A copy of each written request (from a client) for information on how Martingale Asset Management voted such client's proxies, and a copy of any written response;

  A record of each vote that Martingale Asset Management casts.

REGULATORY REFERENCE

Proxy Voting

PROXY VOTING POLICY
PANAGORA ASSET MANAGEMENT, INC.

INTRODUCTION

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client's proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

PROCESS

PanAgora's Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora's third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm's guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, the Co-Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

Amended October 2005	Page 1 of 3

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora's pre-determined policy eliminates PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not PanAgora's, best interests.

RECORDKEEPING

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

1)	PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

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[RISKMETRICS GROUP LOGO]

2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis

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ISS GOVERANCE SERVICES
CONCISE SUMMARY OF 2008 U.S. PROXY VOTING GUIDELINES

EFFECTIVE FOR MEETINGS ON OR AFTER FEB. 1, 2008
UPDATED DEC. 21, 2007

1. Auditors
AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a against/withhold recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options (see "Options Backdating" policy);

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

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-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board; - approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions; .

  Two-thirds independent board;

  All independent key committees;

  Established governance guidelines;

  The company should not have underperformed both its peers and index on the basis of both one-year and three- year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* THE INDUSTRY PEER GROUP USED FOR THIS EVALUATION IS THE AVERAGE OF THE 12 COMPANIES IN THE SAME SIX-DIGIT GICS GROUP THAT ARE CLOSEST IN REVENUE TO THE COMPANY. TO FAIL, THE COMPANY MUST UNDERPERFORM ITS INDEX AND INDUSTRY GROUP ON ALL FOUR MEASURES (ONE- AND THREE-YEAR ON INDUSTRY PEERS AND INDEX).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;

  The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant

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negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders.Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potentialconflict exists.

  GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;

  A comparison of the governance provisions;

  Comparative economic benefits; and

  A comparison of the jurisdictional laws.

7. Capital Structure
COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;

  Good performance with respect to peers and index on a five-year total shareholder return basis;

  Absence of non-shareholder approved poison pill; .

  Reasonable equity compensation burn rate;

  No non-shareholder approved pay plans; and

  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company's performance;

  The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation);

New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

-	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

Other excessive compensation payouts or poor pay practices at the company.

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DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.

Mix between cash and equity:

-	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites provided to non-employee directors; and

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non- employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS—QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or

  Offering period is greater than 27 months; or

  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS—NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

  Length of time of options backdating;

  Size of restatement due to options backdating;

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  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back "in-the- money" over the near term;

  Rationale for the re-pricing—was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting—does the new option vest immediately or is there a black-out period?

  Term of the option—the term should remain the same as that of the replaced option;

  Exercise price—should be set at fair market or a premium to market;

  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO

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program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting;

  Bid-price;

  Term of options;

  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals On Compensation
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS—DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

  Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time- vested, equity awards;

  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

  Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance-driven?

  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

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PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance- based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

PRE-ARRANGED TRADING PLANS (10b5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

  An executive may not trade in company stock outside the 10b5-1 Plan.

  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or

  If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals

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requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues
CONSUMER LENDING
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

  Whether the company has adequately disclosed the financial risks of the lending products in question;

  Whether the company has been subject to violations of lending laws or serious lending controversies;

  Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company's existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;

  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

  The current level of disclosure on this topic.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

  The company's level of disclosure is comparable to or better than information provided by industry peers; and

  There are no significant fines, penalties, or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by

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specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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2008 International Proxy Voting Guidelines Summary

ISS Governance Services

December 17, 2007

Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis

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ISS GOVERANCE SERVICES
2008 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
UPDATED DEC 17, 2007

The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services ("ISS") Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

1	.	OPERATIONAL ITEMS	3
		Financial Results/Director and Auditor Reports	3
		Appointment of Auditors and Auditor Fees	3
		Appointment of Internal Statutory Auditors	3
		Allocation of Income	3
		Stock (Scrip) Dividend Alternative	3
		Amendments to Articles of Association	3
		Change in Company Fiscal Term	3
		Lower Disclosure Threshold for Stock Ownership	3
		Amend Quorum Requirements	3
		Transact Other Business	3

2	.	BOARD OF DIRECTORS	4
		Director Elections	4
		ISS Classification of Directors - International Policy 2008	5
		Director Compensation	6
		Discharge of Board and Management	6
		Director, Officer, and Auditor Indemnification and Liability Provisions	6
		Board Structure	6

3	.	CAPITAL STRUCTURE	7
		Share Issuance Requests	7
		Increases in Authorized Capital	7
		Reduction of Capital	7
		Capital Structures	7
		Preferred Stock	7
		Debt Issuance Requests	8
		Pledging of Assets for Debt	8
		Increase in Borrowing Powers	8
		Share Repurchase Plans	8
		Reissuance of Shares Repurchased	8
		Capitalization of Reserves for Bonus Issues/Increase in Par Value	8

4	.	OTHER	9
		Reorganizations/Restructurings	9
		Mergers and Acquisitions	9
		Mandatory Takeover Bid Waivers	9
		Reincorporation Proposals	9
		Expansion of Business Activities	9
		Related-Party Transactions	9
		Compensation Plans	9
		Antitakeover Mechanisms	9
		Shareholder Proposals	9

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1. Operational Items

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR FEES
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditors are being changed without explanation; or

  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

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2. Board of Directors

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee AND are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

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ISS CLASSIFICATION OF DIRECTORS - INTERNATIONAL POLICY 2008

EXECUTIVE DIRECTOR

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;.

  Any director who is also an employee or executive of a significant shareholder of the company;

  Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (5 year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

INDEPENDENT NED

     • No material[5] connection, either directly or indirectly, to the company other than a board seat.

EMPLOYEE REPRESENTATIVE

     • Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

FOOTNOTES:

[1] "Relative" follows the U.S. SEC's definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

2008 International Proxy Voting Guidelines Summary	- 5 -

RISKMETRICS Group	www.riskmetrics.com

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:

  There are serious questions about actions of the board or management for the year in question; or

  Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

2008 International Proxy Voting Guidelines Summary	- 6 -

RISKMETRICS Group	www.riskmetrics.com

3. Capital Structure

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

2008 International Proxy Voting Guidelines Summary	- 7 -

RISKMETRICS Group	www.riskmetrics.com

DEBT ISSUANCE REQUESTS
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS Vote FOR share repurchase plans, unless:

  Clear evidence of past abuse of the authority is available; or

  The plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

2008 International Proxy Voting Guidelines Summary	- 8 -

RISKMETRICS Group	www.riskmetrics.com

4. Other

REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

2008 International Proxy Voting Guidelines Summary	- 9 -

APPENDIX B: RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

[Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA—An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C—The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D—An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P—The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L—The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*—Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r—The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. —Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa—An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa—An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba—An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b—An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa—An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca—An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c—This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA—This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA—A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A—An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB—An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC—Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC—The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C—A preferred stock rated C is a non-paying issue.

SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.]

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)	(1)	Amended and Restated Master Trust Agreement. (1)

	(2)	Amendment No. 1 to Amended and Restated Master Trust Agreement. (1)

	(3)	Amendment No. 2 to Amended and Restated Master Trust Agreement. (1)

	(4)	Amendment No. 3 to Amended and Restated Master Trust Agreement. (1)

	(5)	Amendment No. 4 to Amended and Restated Master Trust Agreement. (1)

	(6)	Amendment No. 5 to Amended and Restated Master Trust Agreement. (1)

	(7)	Amendment No. 6 to Amended and Restated Master Trust Agreement. (1)

	(8)	Amendment No. 7 to Amended and Restated Master Trust Agreement. (1)

	(9)	Amendment No. 8 to Amended and Restated Master Trust Agreement. (1)

	(10)	Amendment No. 9 to Amended and Restated Master Trust Agreement. (1)

	(11)	Amendment No. 10 to Amended and Restated Master Trust Agreement. (4)

	(12)	Amendment No. 11 to Amended and Restated Master Trust Agreement. (4)

	(13)	Amendment No. 12 to Amended and Restated Master Trust Agreement. (4)

	(14)	Amendment No. 13 to Amended and Restated Master Trust Agreement. (3)

	(15)	Amendment No. 14 to Amended and Restated Master Trust Agreement. (4)

	(16)	Amendment No. 15 to Amended and Restated Master Trust Agreement. (4)

	(17)	Amendment No. 16 to Amended and Restated Master Trust Agreement. (4)

	(18)	Amendment No. 17 to Amended and Restated Master Trust Agreement. (4)

	(19)	Amendment No. 18 to Amended and Restated Master Trust Agreement. (4)

	(20)	Amendment No. 19 to Amended and Restated Master Trust Agreement. (4)

	(21)	Amendment No. 20 to Amended and Restated Master Trust Agreement. (9)

	(22)	Amendment No. 21 to Amended and Restated Master Trust Agreement. (9)

	(23)	Amendment No. 22 to Amended and Restated Master Trust Agreement (12)

(b)	By-Laws of Registrant. (1)

(c)

Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant’s By-Laws, both of which are incorporated by reference above.

(d)	(1)	Advisory Agreement. (1)

	(2)	(i) Form of Sub-Advisory Agreement with respect to Absolute Return Fund (12).

		(ii) Schedule of Parties to Sub-Advisory Agreements with respect to Absolute Return Fund (12).

(e)	(1)	Distribution Agreement. (1)

(f)	(1)	Simplified Employee Plan. (1)

	(2)	Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the Van Eck Funds. (1)

(g)	Custodian Agreement. (3)

(h)	(1)	Accounting and Administrative Services Agreement. (1)

	(2)	Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement. (1)

	(3)	Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley. (1)

	(4)	Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement. (5)

	(5)	Data Access Service Agreement. (5)

	(6)	Transfer Agency Agreement. (5)

	(7)	Form of Trustee Indemnification Agreement (10).

	(8)	Form of Participation Agreement with Unaffiliated Fund Complexes (12).

(i)	(1)	Opinion and Consent of Counsel (12).

(j)	(1)	Powers of Attorney (11).

(k)	Not Applicable.

(l)	Not applicable.

(m)	(1)	Plan of Distribution pursuant to Rule 12b-1 for Class A shares. (2)

	(2)	Plan of Distribution pursuant to Rule 12b-1 for Class C shares. (5)

	(3)	Plan of Distribution pursuant to Rule 12b-1 adding International Investors Gold Fund Class A shares. (5)

(n)	(1)	Form of Multiple Class Plan pursuant to 18f-3. (7)

	(2)	Form of Multiple Class Plan pursuant to 18f-3 adding Class I shares. (9)

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter. (2)

	(2)	Code of Ethics for Analytic Investors, LLC and Martingale Asset Management L.P. (4)

	(3)	Code of Ethics for Lazard Asset Management LLC (9)

	(4)	Code of Ethics for PanAgora Asset Management, Inc. (10)

	(5)	Code of Ethics for Additional Sub-Advisers (11).

---------------------------------

(1)	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 28, 2000.

(3)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(4)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed on April 30, 2004.

(5)	Incorporated by reference to Post Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed February 25, 2005.

(6)	Incorporated by reference to Post Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed March 1, 1999.

(7)	Incorporated by reference to Post Effective Amendment No. 64 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 29, 2005.

(8)	Incorporated by reference to Post Effective Amendment No. 65 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed February 24, 2006.

(9)	Incorporated by reference to Post Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 28, 2006.

(10)	Incorporated by reference to Post Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 27, 2007.

(11)	Incorporated by reference to Post Effective Amendment No. 68 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 24, 2008.

(12)	To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 25. INDEMNIFICATION.

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Section 8 of the Advisory Agreement, Section 5 of the Distribution Agreement, Section 27 of the Custodian Agreement, and Section 6 of the Data Access Agreement.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Master Trust Agreement, by clarifying the scope of certain terms of the Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption “Management of the Fund” in the Registrant’s Prospectus and under the caption “Investment Advisory Services” in the Registrant’s Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Funds and Van Eck Funds, Inc.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation for the fiscal year ended December 31, 2007:

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS	UNDERWRITER	REGISTRANT
Keith J. Carlson	President	Chief Executive Officer and President
99 Park Avenue
New York, NY 10016
Susan Lashey	Vice President	Vice President
99 Park Avenue
New York, NY 10016
Thomas Lynch	N/A	Chief Compliance Officer
99 Park Avenue
New York, NY 10016
Joseph McBrien	Senior Vice President	Senior Vice President and Secretary
99 Park Avenue	General Counsel and Secretary
New York, NY 10016

Peter Moeller	Senior Vice President	N/A
99 Park Avenue
New York, NY 10016
Alfred J. Ratcliffe	N/A	Vice President and Treasurer
99 Park Avenue
New York, NY 10016
Jonathan R. Simon	Vice President and	Vice President and Assistant Secretary
99 Park Avenue	Associate General Counsel
New York, NY 10016
Bruce J. Smith	Senior Vice President, Chief	Senior Vice President and Financial
99 Park Avenue	Financial Officer, Treasurer and	Officer
New York, NY 10016	Controller
Jan F. van Eck	Director, Executive Vice President	Executive Vice President
99 Park Avenue	and Chief Compliance Officer
New York, NY 10016
Derek S. van Eck	Directors and Executive Vice President	Executive Vice President
99 Park Avenue
New York, NY 10016

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder is set forth below.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110,

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant. All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.

ITEM 29. MANAGEMENT SERVICES.

None

ITEM 30. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 17th day of October, 2008.

VAN ECK FUNDS

By: /s/ Keith J. Carlson*
      Name: Keith J. Carlson
      Title: President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/Keith J. Carlson	Chief Executive Officer & President	October 17, 2008
Keith J. Carlson*
/s/Bruce J. Smith	Senior Vice President & Chief Financial Officer	October 17, 2008
Bruce J. Smith*
/s/Jane DiRenzo Pigott	Trustee	October 17, 2008
Jane DiRenzo Pigott*
/s/Jon Lukomnik	Trustee	October 17, 2008
Jon Lukomnik*
/s/ Wayne H. Shaner	Trustee	October 17, 2008
Wayne H. Shaner *
/s/ R. Alastair Short	Trustee	October 17, 2008
R. Alastair Short*
/s/ Richard D. Stamberger	Trustee	October 17, 2008
Richard D. Stamberger*
/s/ Robert L. Stelzl	Trustee	October 17, 2008
Robert L. Stelzl *

* BY:	/s/ JOSEPH J. MCBRIEN
Joseph J. McBrien Attorney-in-Fact